ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2020

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Zurich American Life Insurance Company and the Policy Owners of ZALICO Variable Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets, liabilities and policy owners’ equity of each of the subaccounts of ZALICO Variable Separate Account indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in policy owners’ equity for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of ZALICO Variable Separate Account as of December 31, 2020, and the results of each of their operations and the changes in each of their policy owners’ equity for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Alger Balanced(1)	DWS CROCI® U.S.VIP(1)
Alger Capital Appreciation(1)	DWS Equity 500 Index VIP(1)
Alger Growth & Income(1)	DWS Global Equity VIP(1)
Alger Large Cap Growth(1)	DWS Global Income Builder VIP(1)
Alger Mid Cap Growth(1)	DWS Global Small Cap VIP(1)
American Century VP Disciplined Core Value(1)	DWS Government & Agency Securities VIP(4)
American Century VP International(1)	DWS Government Money Market VIP(1)
American Century VP Ultra(1)	DWS High Income VIP(1)
American Century VP Value(1)	DWS International Growth VIP(1)
AST BlackRock/Loomis Sayles Bond(1)	Fidelity VIP Contrafund(1)
AST BlackRock Low Duration Bond(1)	Fidelity VIP Equity Income(1)
AST Goldman Sachs Mid-Cap Growth(1)	Fidelity VIP Growth(1)
AST Hotchkis Wiley Large-Cap Value(1)	Fidelity VIP Growth Opportunities(1)
AST International Growth(1)	Fidelity VIP High Income(1)
AST Loomis Sayles Large-Cap Growth(1)	Fidelity VIP Index 500(1)
AST Small Cap Growth(1)	Fidelity VIP Overseas(1)
AST T. Rowe Price Asset Allocation(1)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth(2)
AST T. Rowe Price Large-Cap Value(1)	Invesco V.I. Diversified Dividend(1)
BNY Mellon I.P. Mid Cap Stock(1)	Invesco V.I. Managed Volatility(1)
BNY Mellon Stock Index Fund(1)	Invesco V.I. Mid Cap Growth(4)
BNY Mellon Sustainable U.S. Equity(1)	Invesco V.I. Technology(1)
BNY Mellon VIF Appreciation(1)	Janus Henderson Balanced(1)
BNY Mellon VIF Opportunistic Small Cap(1)	Janus Henderson Enterprise(1)
DWS Multisector Income VIP(3)	Janus Henderson Flexible Bond(1)
DWS Small Cap Index VIP(1)	Janus Henderson Forty(1)
DWS Small Mid Cap Growth VIP(1)	Janus Henderson Global Research(1)
DWS Small Mid Cap Value VIP(1)	Janus Henderson Overseas(1)
DWS Bond VIP(1)	Janus Henderson Research(1)
DWS Capital Growth VIP(1)	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)(1)
DWS Core Equity VIP ‘A’(1)	PIMCO Low Duration(1)
DWS Core Equity VIP ‘B’(1)	Templeton Developing Markets(1)
DWS CROCI® International VIP ‘A’(1)	Templeton Foreign(1)
DWS CROCI® International VIP ‘B’(1)	Templeton Global Bond(1)

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000; F: (312) 298 2001, www.pwc.com/us

(1)	Statement of operations for the year ended December 31, 2020 and statement of changes in policy owners’ equity for the years ended December 31, 2020 and 2019
(2)	Statement of operations and statement of changes in policy owners’ equity for the period April 30, 2020 (commencement of operations) through December 31, 2020
(3)

Statement of operations and statement of changes in policy owners’ equity for the period January 1, 2020 to February 27, 2020 (date of liquidation) and statement of changes in policy owners’ equity for the year ended December 31, 2019

(4)

Statement of operations and statement of changes in policy owners’ equity for the period January 1, 2020 to April 30, 2020 (date of liquidation) and statement of changes in policy owners’ equity for the year ended December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Zurich American Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of ZALICO Variable Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of ZALICO Variable Separate Account in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2021

We have served as the auditor of one or more of the subaccounts of ZALICO Variable Separate Account since 1997.

ZALICO Variable Separate Account

Statement of Assets, Liabilities and Policy Owners’ Equity

December 31, 2020

	The Alger Fund					American Century Variable Porfolios, Inc.
	Alger Balanced	Alger Capital Appreciation	Alger Growth & Income	Alger Large Cap Growth	Alger Mid Cap Growth	American Century VP Disciplined Core Value	American Century VP International	American Century VP Ultra	American Century VP Value
ASSETS
Investments in underlying portfolio funds, at current fair value	$498,038	$624,732	$831,846	$1,117,718	$2,042,793	$83,558	$44,462	$129,632	$326,477
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	498,038	624,732	831,846	1,117,718	2,042,793	83,558	44,462	129,632	326,477

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities—other payables	—	—	—	—	—	—	—	—	—

Policy owners’ equity	$498,038	$624,732	$831,846	$1,117,718	$2,042,793	$83,558	$44,462	$129,632	$326,477

Units Outstanding	19,346	11,352	21,152	18,401	36,670	2,453	1,654	1,915	11,180

Shares Owned in each Portfolio	29,210	6,250	34,176	11,966	61,456	8,128	3,153	4,717	29,228

Fair Value per Share	$17.05	$99.96	$24.34	$93.41	$33.24	$10.28	$14.10	$27.48	$11.17

See accompanying notes to financial statements

4

ZALICO Variable Separate Account

Statement of Assets, Liabilities and Policy Owners’ Equity (continued)

December 31, 2020

	American Skandia Trust
	AST BlackRock Low Duration Bond	AST BlackRock/ Loomis Sayles Bond	AST Goldman Sachs Mid-Cap Growth	AST Hotchkis Wiley Large-Cap Value	AST International Growth	AST Loomis Sayles Large-Cap Growth	AST Small Cap Growth	AST T.Rowe Price Asset Allocation	AST T. Rowe Price Large-Cap Value
ASSETS
Investments in underlying portfolio funds, at current fair value	$162,803	$380,400	$3,096,741	$1,126,032	$736,174	$12,667,093	$415,657	$1,175,481	$1,568,714
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	162,803	380,400	3,096,741	1,126,032	736,174	12,667,093	415,657	1,175,481	1,568,714

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities—other payables	—	—	—	—	—	—	—	—	—

Policy owners’ equity	$162,803	$380,400	$3,096,741	$1,126,032	$736,174	$12,667,093	$415,657	$1,175,481	$1,568,714

Units Outstanding	7,932	12,059	32,337	23,130	24,841	105,397	4,773	20,592	142,767

Shares Owned in each Portfolio	14,023	23,940	195,625	33,947	27,306	150,691	5,280	31,172	89,233

Fair Value per Share	$11.61	$15.89	$15.83	$33.17	$26.96	$84.06	$78.72	$37.71	$17.58

See accompanying notes to financial statements

5

ZALICO Variable Separate Account

Statement of Assets, Liabilities and Policy Owners’ Equity (continued)

December 31, 2020

	BNY Mellon Investment Porfolios	BNY Mellon Stock Index Fund	The BNY Mellon Sustainable U.S. Equity Fund, Inc.	BNY Mellon Variable Investment Fund		Deutsche Asset & Wealth Management
	BNY Mellon I.P. MidCap Stock	BNY Mellon Stock Index Fund	BNY Mellon Sustainable U.S. Equity	BNY Mellon VIF Appreciation	BNY Mellon VIF Opportunistic Small Cap	DWS Bond VIP	DWS Capital Growth VIP	DWS Core Equity VIP ‘A’	DWS Core Equity VIP ‘B’
ASSETS
Investments in underlying portfolio funds, at current fair value	$105,795	$734,180	$169,845	$225,350	$866,598	$297,395	$6,583,252	$1,653,886	$201,831
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	105,795	734,180	169,845	225,350	866,598	297,395	6,583,252	1,653,886	201,831

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities—other payables	—	—	—	—	—	—	—	—	—

Policy owners’ equity	$105,795	$734,180	$169,845	$225,350	$866,598	$297,395	$6,583,252	$1,653,886	$201,831

Units Outstanding	2,638	17,239	4,889	5,613	24,740	18,610	132,672	42,939	5,686

Shares Owned in each Portfolio	5,308	11,423	3,595	4,776	17,451	49,401	155,412	135,232	16,544

Fair Value per Share	$19.93	$64.27	$47.24	$47.18	$49.66	$6.02	$42.36	$12.23	$12.20

See accompanying notes to financial statements

6

ZALICO Variable Separate Account

Statement of Assets, Liabilities and Policy Owners’ Equity (continued)

December 31, 2020

	Deutsche Asset & Wealth Management
	DWS CROCI® International VIP ‘A’	DWS CROCI® International VIP ‘B’	DWS CROCI® U.S. VIP	DWS Equity 500 Index VIP	DWS Global Equity VIP	DWS Global Income Builder VIP	DWS Global Small Cap VIP	DWS Government Money Market VIP	DWS High Income VIP
ASSETS
Investments in underlying portfolio funds, at current fair value	$261,945	$270,563	$1,779,683	$731,388	$700,104	$1,471,157	$349,067	$1,976,880	$679,440
Dividends and other receivables	—	—	—	—	—	—	—	27	—

Total assets	261,945	270,563	1,779,683	731,388	700,104	1,471,157	349,067	1,976,907	679,440

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities—other payables	—	—	—	—	—	—	—	—	—

Policy owners’ equity	$261,945	$270,563	$1,779,683	$731,388	$700,104	$1,471,157	$349,067	$1,976,907	$679,440

Units Outstanding	16,777	15,197	291,627	20,748	111,565	160,143	9,880	867,326	94,262

Shares Owned in each Portfolio	36,180	37,268	137,746	29,291	45,609	58,682	29,333	1,976,880	109,059

Fair Value per Share	$7.24	$7.26	$12.92	$24.97	$15.35	$25.07	$11.90	$1.00	$6.23

See accompanying notes to financial statements

7

ZALICO Variable Separate Account

Statement of Assets, Liabilities and Policy Owners’ Equity (continued)

December 31, 2020

	Deutsche Asset & Wealth Management				Fidelity Variable Insurance Products Fund
	DWS International Growth VIP	DWS Small Cap Index VIP	DWS Small Mid Cap Growth VIP	DWS Small Mid Cap Value VIP	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth	Fidelity VIP Growth Opportunities	Fidelity VIP High Income
ASSETS
Investments in underlying portfolio funds, at current fair value	$8,188	$153,101	$4,784,206	$71,044	$3,764,465	$1,140,859	$1,268,534	$2,234,713	$143,569
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	8,188	153,101	4,784,206	71,044	3,764,465	1,140,859	1,268,534	2,234,713	143,569

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities—other payables	—	—	—	—	—	—	—	—	—

Policy owners’ equity	$8,188	$153,101	$4,784,206	$71,044	$3,764,465	$1,140,859	$1,268,534	$2,234,713	$143,569

Units Outstanding	257	4,221	671,545	1,350	27,573	25,494	20,779	17,936	6,201

Shares Owned in each Portfolio	464	8,804	274,481	5,920	78,150	47,735	12,316	28,820	27,038

Fair Value per Share	$17.65	$17.39	$17.43	$12.00	$48.17	$23.90	$103.00	$77.54	$5.31

See accompanying notes to financial statements

8

ZALICO Variable Separate Account

Statement of Assets, Liabilities and Policy Owners’ Equity (continued)

December 31, 2020

	Fidelity Variable Insurance Products Fund		Franklin Templeton Variable Insurance Products Trust			Invesco Variable Insurance Funds
	Fidelity VIP Index 500	Fidelity VIP Overseas	Templeton Developing Markets	Templeton Foreign	Templeton Global Bond	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco V.I. Diversified Dividend	Invesco V.I. Managed Volatility	Invesco V.I. Technology
ASSETS
Investments in underlying portfolio funds, at current fair value	$3,177,962	$86,519	$168,510	$56,474	$41,869	$103,149	$91,905	$148	$284,897
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	3,177,962	86,519	168,510	56,474	41,869	103,149	91,905	148	284,897

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities—other payables	—	—	—	—	—	—	—	—	—

Policy owners’ equity	$3,177,962	$86,519	$168,510	$56,474	$41,869	$103,149	$91,905	$148	$284,897

Units Outstanding	6,084	3,720	7,535	3,552	2,682	6,976	3,992	6	4,437

Shares Owned in each Portfolio	8,552	3,262	14,477	4,253	3,030	965	3,573	13	7,795

Fair Value per Share	$371.60	$26.52	$11.64	$13.28	$13.82	$106.89	$25.72	$11.38	$36.55

See accompanying notes to financial statements

9

ZALICO Variable Separate Account

Statement of Assets, Liabilities and Policy Owners’ Equity (continued)

December 31, 2020

	Janus Henderson Series							PIMCO Variable Insurance Trust
	Janus Henderson Balanced	Janus Henderson Enterprise	Janus Henderson Flexible Bond	Janus Henderson Forty	Janus Henderson Global Research	Janus Henderson Overseas	Janus Henderson Research	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO Low Duration
ASSETS
Investments in underlying portfolio funds, at current fair value	$2,012,022	$1,647,485	$96,800	$2,938,117	$1,039,036	$639,357	$1,588,391	$79,669	$46,918
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	2,012,022	1,647,485	96,800	2,938,117	1,039,036	639,357	1,588,391	79,669	46,918

LIABILITIES AND POLICY OWNERS’ EQUITY
Liabilities—other payables	—	—	—	—	—	—	—	—	—

Policy owners’ equity	$2,012,022	$1,647,485	$96,800	$2,938,117	$1,039,036	$639,357	$1,588,391	$79,669	$46,918

Units Outstanding	59,454	28,049	5,172	19,609	30,902	32,374	31,226	3,140	2,702

Shares Owned in each Portfolio	46,168	17,487	7,592	51,546	16,332	16,733	32,186	7,088	4,520

Fair Value per Share	$43.58	$94.21	$12.75	$57.00	$63.62	$38.21	$49.35	$11.24	$10.38

See accompanying notes to financial statements

10

ZALICO Variable Separate Account

Statement of Operations

For the year ended December 31, 2020

	The Alger Fund					American Century Variable Porfolios, Inc.
	Alger Balanced	Alger Capital Appreciation	Alger Growth & Income	Alger Large Cap Growth	Alger Mid Cap Growth	American Century VP Disciplined Core Value	American Century VP International	American Century VP Ultra	American Century VP Value
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
REVENUE
Dividend income	$5,804	$—	$10,213	$1,652	$—	$1,440	$170	$—	$6,613
EXPENSES
Administration, mortality and expense risk charges	2,494	5,232	2,894	3,719	6,088	285	145	408	1,128

Net investment income (loss)	3,310	(5,232)	7,319	(2,067)	(6,088)	1,155	25	(408)	5,485

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	3,747	83,002	47,705	110,142	186,343	495	418	2,131	10,757
Capital gain distributions	1,788	79,755	3,577	147,691	220,520	3,650	511	9,062	7,382

Net realized gain (loss) on investments	5,535	162,757	51,282	257,833	406,863	4,145	929	11,193	18,139
Change in unrealized appreciation (depreciation) on investments	33,875	46,919	47,411	234,498	419,766	2,758	8,217	31,848	(21,594)

Net realized and unrealized gain (loss) on investments	39,410	209,676	98,693	492,331	826,629	6,903	9,146	43,041	(3,455)

Net increase (decrease) in policy owners’ equity resulting from operations	$42,720	$204,444	$106,012	$490,264	$820,541	$8,058	$9,171	$42,633	$2,030

See accompanying notes to financial statements

11

ZALICO Variable Separate Account

Statement of Operations (continued)

For the year ended December 31, 2020

	American Skandia Trust
	AST BlackRock Low Duration Bond	AST BlackRock/ Loomis Sayles Bond	AST Mid-Cap Growth	AST Hotchkis Wiley Large-Cap Value	AST International Growth	AST Loomis Sayles Large-Cap Growth	AST Small Cap Growth	AST T.Rowe Price Asset Allocation	AST T. Rowe Price Large-Cap Value
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
REVENUE
Dividend income	$—	$—	$—	$—	$—	$—	$—	$—	$—
EXPENSES
Administration, mortality and expense risk charges	1,516	3,379	23,187	8,489	5,497	99,707	2,779	9,755	12,212

Net investment income (loss)	(1,516)	(3,379)	(23,187)	(8,489)	(5,497)	(99,707)	(2,779)	(9,755)	(12,212)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	2,776	17,953	106,318	22,627	39,149	640,216	19,537	55,342	(3,420)
Capital gain distributions	—	—	—	—	—	—	—	—	—

Net realized gain (loss) on investments	2,776	17,953	106,318	22,627	39,149	640,216	19,537	55,342	(3,420)
Change in unrealized appreciation (depreciation) on investments	1,386	8,376	714,950	(25,965)	138,389	2,504,325	117,960	77,053	32,776

Net realized and unrealized gain (loss) on investments	4,162	26,329	821,268	(3,338)	177,538	3,144,541	137,497	132,395	29,356

Net increase (decrease) in policy owners’ equity resulting from operations	$2,646	$22,950	$798,081	$(11,827)	$172,041	$3,044,834	$134,718	$122,640	$17,144

See accompanying notes to financial statements

12

ZALICO Variable Separate Account

Statement of Operations (continued)

For the year ended December 31, 2020

	BNY Mellon Investment Porfolios	BNY Mellon Stock Index Fund	The BNY Mellon Sustainable U.S. Equity Fund, Inc.	BNY Mellon Variable Investment Fund		Deutsche Asset & Wealth Management
	BNY Mellon I.P. MidCap Stock	BNY Mellon Stock Index Fund	BNY Mellon Sustainable U.S. Equity	BNY Mellon VIF Appreciation	BNY Mellon VIF Opportunistic Small Cap	DWS Bond VIP	DWS Capital Growth VIP	DWS Core Equity VIP ‘A’	DWS Core Equity VIP ‘B’
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
REVENUE
Dividend income	$720	$9,955	$1,526	$1,501	$4,308	$8,048	$28,344	$20,149	$1,944
EXPENSES
Administration, mortality and expense risk charges	784	2,490	823	757	2,657	2,283	50,830	11,459	1,596

Net investment income (loss)	(64)	7,465	703	744	1,651	5,765	(22,486)	8,690	348

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(269)	23,650	677	(2,475)	64,495	955	308,493	55,454	3,126
Capital gain distributions	—	38,260	1,657	15,217	—	—	385,266	68,164	8,283

Net realized gain (loss) on investments	(269)	61,910	2,334	12,742	64,495	955	693,759	123,618	11,409
Change in unrealized appreciation (depreciation) on investments	7,327	40,477	28,835	28,516	80,148	16,191	1,230,045	87,547	14,045

Net realized and unrealized gain (loss) on investments	7,058	102,387	31,169	41,258	144,643	17,146	1,923,804	211,165	25,454

Net increase (decrease) in policy owners’ equity resulting from operations	$6,994	$109,852	$31,872	$42,002	$146,294	$22,911	$1,901,318	$219,855	$25,802

See accompanying notes to financial statements

13

ZALICO Variable Separate Account

Statement of Operations (continued)

For the year ended December 31, 2020

	Deutsche Asset & Wealth Management
	DWS CROCI® International VIP ‘A’	DWS CROCI® International VIP ‘B’	DWS CROCI® U.S. VIP	DWS Equity 500 Index VIP	DWS Global Equity VIP	DWS Global Income Builder VIP	DWS Global Small Cap VIP	DWS Government & Agency Securities VIP	DWS Government Money Market VIP
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 2/27/2020	1/1/2020 to 12/31/2020
REVENUE
Dividend income	$7,845	$7,096	$39,297	$9,645	$3,998	$45,178	$2,511	$—	$4,009
EXPENSES
Administration, mortality and expense risk charges	1,663	2,048	14,901	5,313	5,354	12,467	2,684	616	13,631

Net investment income (loss)	6,182	5,048	24,396	4,332	(1,356)	32,711	(173)	(616)	(9,622)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(4,790)	(2,897)	414	3,080	19,336	21,953	(6,370)	(17,313)	—
Capital gain distributions	—	—	88,893	33,841	20,046	33,271	—	—	—

Net realized gain (loss) on investments	(4,790)	(2,897)	89,307	36,921	39,382	55,224	(6,370)	(17,313)	—
Change in unrealized appreciation (depreciation) on investments	5,679	4,702	(370,562)	63,275	95,326	18,352	52,171	20,045	—

Net realized and unrealized gain (loss) on investments	889	1,805	(281,255)	100,196	134,708	73,576	45,801	2,732	—

Net increase (decrease) in policy owners’ equity resulting from operations	$7,071	$6,853	$(256,859)	$104,528	$133,352	$106,287	$45,628	$2,116	$(9,622)

See accompanying notes to financial statements

14

ZALICO Variable Separate Account

Statement of Operations (continued)

For the year ended December 31, 2020

	Deutsche Asset & Wealth Management						Fidelity Variable Insurance Products Fund
	DWS High Income VIP	DWS International Growth VIP	DWS Multisector Income VIP	DWS Small Cap Index VIP	DWS Small Mid Cap Growth VIP	DWS Small Mid Cap Value VIP	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth	Fidelity VIP Growth Opportunities
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 2/27/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
REVENUE
Dividend income	$45,545	$100	$—	$1,247	$1,784	$847	$8,448	$18,460	$807	$263
EXPENSES
Administration, mortality and expense risk charges	7,141	61	151	461	32,333	538	30,512	6,534	4,042	16,039

Net investment income (loss)	38,404	39	(151)	786	(30,549)	309	(22,064)	11,926	(3,235)	(15,776)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(6,063)	55	(11,488)	239	30,667	329	273,491	16,971	121,815	284,257
Capital gain distributions	—	—	—	11,537	60,164	4,923	18,006	46,324	102,095	106,965

Net realized gain (loss) on investments	(6,063)	55	(11,488)	11,776	90,831	5,252	291,497	63,295	223,910	391,222
Change in unrealized appreciation (depreciation) on investments	5,171	1,361	11,661	13,031	1,029,012	(6,846)	613,544	(11,862)	125,685	581,086

Net realized and unrealized gain (loss) on investments	(892)	1,416	173	24,807	1,119,843	(1,594)	905,041	51,433	349,595	972,308

Net increase (decrease) in policy owners’ equity resulting from operations	$37,512	$1,455	$22	$25,593	$1,089,294	$(1,285)	$882,977	$63,359	$346,360	$956,532

See accompanying notes to financial statements

15

ZALICO Variable Separate Account

Statement of Operations (continued)

For the year ended December 31, 2020

	Fidelity Variable Insurance Products Fund			Franklin Templeton Variable Insurance Products Trust			Invesco Variable Insurance Funds
	Fidelity VIP High Income	Fidelity VIP Index 500	Fidelity VIP Overseas	Templeton Developing Markets	Templeton Foreign	Templeton Global Bond	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco V.I. Diversified Dividend	Invesco V.I. Managed Volatility	Invesco Mid Cap Growth
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	4/30/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 4/30/2020
REVENUE
Dividend income	$6,895	$49,608	$336	$5,635	$1,612	$7,395	$—	$2,523	$3	$—
EXPENSES
Administration, mortality and expense risk charges	718	25,757	305	824	186	325	246	304	325	110

Net investment income (loss)	6,177	23,851	31	4,811	1,426	7,070	(246)	2,219	(322)	(110)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(897)	244,210	5,742	(94)	(632)	(16,414)	2,789	626	(11,559)	(15,519)
Capital gain distributions	—	9,905	372	3,536	—	—	—	2,099	3	24,388

Net realized gain (loss) on investments	(897)	254,115	6,114	3,442	(632)	(16,414)	2,789	2,725	(11,556)	8,869
Change in unrealized appreciation (depreciation) on investments	(2,463)	183,064	3,524	17,025	(909)	4,095	33,545	(3,690)	5,788	(13,699)

Net realized and unrealized gain (loss) on investments	(3,360)	437,179	9,638	20,467	(1,541)	(12,319)	36,334	(965)	(5,768)	(4,830)

Net increase (decrease) in policy owners’ equity resulting from operations	$2,817	$461,030	$9,669	$25,278	$(115)	$(5,249)	$36,088	$1,254	$(6,090)	$(4,940)

See accompanying notes to financial statements

16

ZALICO Variable Separate Account

Statement of Operations (continued)

For the year ended December 31, 2020

	Invesco Variable Insurance Funds	Janus Henderson Series							PIMCO Variable Insurance Trust
	Invesco V.I. Technology	Janus Henderson Balanced	Janus Henderson Enterprise	Janus Henderson Flexible Bond	Janus Henderson Forty	Janus Henderson Global Research	Janus Henderson Overseas	Janus Henderson Research	PIMCO International Bond Portfolio (U.S. Dollar- Hedged)	PIMCO Low Duration
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
REVENUE
Dividend income	$—	$33,389	$1,178	$2,604	$6,793	$6,421	$7,440	$5,672	$4,600	$589
EXPENSES
Administration, mortality and expense risk charges	955	7,363	6,272	359	22,283	3,441	2,149	5,466	698	435

Net investment income (loss)	(955)	26,026	(5,094)	2,245	(15,490)	2,980	5,291	206	3,902	154

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	16,708	51,571	374,165	323	(6,936)	53,337	1,699	126,169	645	(108)
Capital gain distributions	22,037	29,488	117,076	—	175,814	46,108	—	110,920	—	—

Net realized gain (loss) on investments	38,745	81,059	491,241	323	168,878	99,445	1,699	237,089	645	(108)
Change in unrealized appreciation (depreciation) on investments	55,424	141,191	(207,180)	5,835	669,258	67,831	86,450	162,839	(1,090)	931

Net realized and unrealized gain (loss) on investments	94,169	222,250	284,061	6,158	838,136	167,276	88,149	399,928	(445)	823

Net increase (decrease) in policy owners’ equity resulting from operations	$93,214	$248,276	$278,967	$8,403	$822,646	$170,256	$93,440	$400,134	$3,457	$977

See accompanying notes to financial statements

17

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity

For the year ended December 31, 2020

	The Alger Fund					American Century Variable Porfolios, Inc.
	Alger Balanced	Alger Capital Appreciation	Alger Growth & Income	Alger Large Cap Growth	Alger Mid Cap Growth	American Century VP Income & Growth	American Century VP International	American Century VP Ultra	American Century VP Value
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
OPERATIONS
Net investment income (loss)	$3,310	$(5,232)	$7,319	$(2,067)	$(6,088)	$1,155	$25	$(408)	$5,485
Net realized gain (loss) on investments	5,535	162,757	51,282	257,833	406,863	4,145	929	11,193	18,139
Change in unrealized appreciation (depreciation) of investments	33,875	46,919	47,411	234,498	419,766	2,758	8,217	31,848	(21,594)

Net increase (decrease) in policy owners’ equity resulting from operations	42,720	204,444	106,012	490,264	820,541	8,058	9,171	42,633	2,030

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	12,781	0	29,496	24,882	44,404	2,596	567	1,980	14,830
Net transfer (to) from affiliate and subaccounts	16,161	(102,779)	712	(100,562)	(79,192)	11,896	508	(2,361)	1,401
Payments for redemptions	(9,312)	0	(24,435)	(71,143)	(13,665)	(9,168)	0	0	(9,256)
Cost of insurance	(13,485)	(2,988)	(32,253)	(29,745)	(59,737)	(5,132)	(995)	(1,248)	(13,059)

Net increase (decrease) from policy owners’ equity transactions	6,145	(105,767)	(26,480)	(176,568)	(108,190)	192	80	(1,629)	(6,084)

Total increase (decrease) in policy owners’ equity	48,865	98,677	79,532	313,696	712,351	8,250	9,251	41,004	(4,054)
POLICY OWNERS’ EQUITY
Beginning of period	$449,173	$526,055	$752,314	$804,022	$1,330,442	$75,308	$35,211	$88,628	$330,531

End of period	$498,038	$624,732	$831,846	$1,117,718	$2,042,793	$83,558	$44,462	$129,632	$326,477

See accompanying notes to financial statements

18

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2020

	American Skandia Trust
	AST BlackRock Low Duration Bond	AST BlackRock/ Loomis Sayles Bond	AST Mid-Cap Growth	AST Hotchkis Wiley Large-Cap Value	AST International Growth	AST Loomis Sayles Large-Cap Growth	AST Small Cap Growth	AST T.Rowe Price Asset Allocation	AST T. Rowe Price Large-Cap Value
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
OPERATIONS
Net investment income (loss)	$(1,516)	$(3,379)	$(23,187)	$(8,489)	$(5,497)	$(99,707)	$(2,779)	$(9,755)	$(12,212)
Net realized gain (loss) on investments	2,776	17,953	106,318	22,627	39,149	640,216	19,537	55,342	(3,420)
Change in unrealized appreciation (depreciation) of investments	1,386	8,376	714,950	(25,965)	138,389	2,504,325	117,960	77,053	32,776

Net increase (decrease) in policy owners’ equity resulting from operations	2,646	22,950	798,081	(11,827)	172,041	3,044,834	134,718	122,640	17,144

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	17,828	36,130	98,707	47,192	28,911	372,987	7,517	41,607	68,529
Net transfer (to) from affiliate and subaccounts	6,573	(29,089)	(25,095)	17,157	(3,678)	(160,071)	2,397	(35,600)	22,949
Payments for redemptions	(15,048)	(6,028)	(95,854)	(38,331)	(26,477)	(400,340)	(9,089)	(34,155)	(34,945)
Cost of insurance	(25,496)	(40,530)	(188,144)	(61,156)	(48,284)	(703,625)	(16,343)	(60,281)	(94,466)

Net increase (decrease) from policy owners’ equity transactions	(16,143)	(39,517)	(210,386)	(35,138)	(49,528)	(891,049)	(15,518)	(88,429)	(37,933)

Total increase (decrease) in policy owners’ equity	(13,497)	(16,567)	587,695	(46,965)	122,513	2,153,785	119,200	34,211	(20,789)
POLICY OWNERS’ EQUITY
Beginning of period	$176,300	$396,967	$2,509,046	$1,172,997	$613,661	$10,513,308	$296,457	$1,141,270	$1,589,503

End of period	$162,803	$380,400	$3,096,741	$1,126,032	$736,174	$12,667,093	$415,657	$1,175,481	$1,568,714

See accompanying notes to financial statements

19

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2020

	BNY Mellon Investment Porfolios	BNY Mellon Stock Index Fund	The BNY Mellon Sustainable U.S. Equity Fund, Inc.	BNY Mellon Variable Investment Fund		Deutsche Asset & Wealth Management
	BNY Mellon I.P. MidCap Stock	BNY Mellon Stock Index Fund	BNY Mellon Sustainable U.S. Equity	BNY Mellon VIF Appreciation	BNY Mellon VIF Opportunistic Small Cap	DWS Bond VIP	DWS Capital Growth VIP	DWS Core Equity VIP ‘A’	DWS Core Equity VIP ‘B’
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
OPERATIONS
Net investment income (loss)	$(64)	$7,465	$703	$744	$1,651	$5,765	$(22,486)	$8,690	$348
Net realized gain (loss) on investments	(269)	61,910	2,334	12,742	64,495	955	693,759	123,618	11,409
Change in unrealized appreciation (depreciation) of investments	7,327	40,477	28,835	28,516	80,148	16,191	1,230,045	87,547	14,045

Net increase (decrease) in policy owners’ equity resulting from operations	6,994	109,852	31,872	42,002	146,294	22,911	1,901,318	219,855	25,802

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	0	14,090	3,457	7,715	22,264	7,757	66,498	47,153	5,650
Net transfer (to) from affiliate and subaccounts	0	5,267	(663)	1,758	32,664	(1,794)	(356,351)	(47,266)	895
Payments for redemptions	0	(91)	0	0	(17,146)	(3,297)	(58,176)	(23,480)	(5,340)
Cost of insurance	(443)	(16,602)	(3,414)	(7,165)	(25,100)	(10,917)	(143,752)	(68,693)	(11,283)

Net increase (decrease) from policy owners’ equity transactions	(443)	2,664	(620)	2,308	12,682	(8,251)	(491,781)	(92,286)	(10,078)

Total increase (decrease) in policy owners’ equity	6,551	112,516	31,252	44,310	158,976	14,660	1,409,537	127,569	15,724
POLICY OWNERS’ EQUITY
Beginning of period	$99,244	$621,664	$138,593	$181,040	$707,622	$282,735	$5,173,715	$1,526,317	$186,107

End of period	$105,795	$734,180	$169,845	$225,350	$866,598	$297,395	$6,583,252	$1,653,886	$201,831

See accompanying notes to financial statements

20

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2020

	Deutsche Asset & Wealth Management
	DWS CROCI® International VIP ‘A’	DWS CROCI® International VIP ‘B’	DWS CROCI® U.S. VIP	DWS Equity 500 Index VIP	DWS Global Equity VIP	DWS Global Income Builder VIP	DWS Global Small Cap VIP	DWS Government & Agency Securities VIP	DWS Government Money Market VIP
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 2/27/2020	1/1/2020 to 12/31/2020
OPERATIONS
Net investment income (loss)	$6,182	$5,048	$24,396	$4,332	$(1,356)	$32,711	$(173)	$(616)	$(9,622)
Net realized gain (loss) on investments	(4,790)	(2,897)	89,307	36,921	39,382	55,224	(6,370)	(17,313)	—
Change in unrealized appreciation (depreciation) of investments	5,679	4,702	(370,562)	63,275	95,326	18,352	52,171	20,045	—

Net increase (decrease) in policy owners’ equity resulting from operations	7,071	6,853	(256,859)	104,528	133,352	106,287	45,628	2,116	(9,622)

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	10,145	13,006	31,891	0	18,739	17,364	0	3,791	115,472
Net transfer (to) from affiliate and subaccounts	7,472	25,143	28,130	47,935	8,706	(39)	(34,871)	(506,927)	885,291
Payments for redemptions	(896)	(7,049)	(10,310)	0	(10,966)	(136,131)	0	(625)	(158,871)
Cost of insurance	(10,982)	(11,482)	(39,222)	(2,932)	(31,522)	(29,210)	(1,484)	(4,512)	(163,231)

Net increase (decrease) from policy owners’ equity transactions	5,739	19,618	10,489	45,003	(15,043)	(148,016)	(36,355)	(508,273)	678,661

Total increase (decrease) in policy owners’ equity	12,810	26,471	(246,370)	149,531	118,309	(41,729)	9,273	(506,157)	669,039
POLICY OWNERS’ EQUITY
Beginning of period	$249,135	$244,092	$2,026,053	$581,857	$581,795	$1,512,886	$339,794	$506,157	$1,307,868

End of period	$261,945	$270,563	$1,779,683	$731,388	$700,104	$1,471,157	$349,067	$—	$1,976,907

See accompanying notes to financial statements

21

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2020

	Deutsche Asset & Wealth Management						Fidelity Variable Insurance Products Fund
	DWS High Income VIP	DWS International Growth VIP	DWS Multisector Income VIP	DWS Small Cap Index VIP	DWS Small Mid Cap Growth VIP	DWS Small Mid Cap Value VIP	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth	Fidelity VIP Growth Opportunities
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 2/27/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
OPERATIONS
Net investment income (loss)	$38,404	$39	$(151)	$786	$(30,549)	$309	$(22,064)	$11,926	$(3,235)	$(15,776)
Net realized gain (loss) on investments	(6,063)	55	(11,488)	11,776	90,831	5,252	291,497	63,295	223,910	391,222
Change in unrealized appreciation (depreciation) of investments	5,171	1,361	11,661	13,031	1,029,012	(6,846)	613,544	(11,862)	125,685	581,086

Net increase (decrease) in policy owners’ equity resulting from operations	37,512	1,455	22	25,593	1,089,294	(1,285)	882,977	63,359	346,360	956,532

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	14,223	0	0	3,659	150,488	0	122,244	60,368	24,265	45,155
Net transfer (to) from affiliate and subaccounts	(191,268)	0	(104,690)	4,860	(98,537)	0	(123,650)	5,560	(21,526)	(55,158)
Payments for redemptions	(11,577)	0	0	0	(101,948)	0	(217,198)	(27,953)	(32,978)	(215,661)
Cost of insurance	(22,875)	(71)	(66)	(3,306)	(220,663)	(330)	(221,987)	(74,701)	(30,000)	(108,769)

Net increase (decrease) from policy owners’ equity transactions	(211,497)	(71)	(104,756)	5,213	(270,660)	(330)	(440,591)	(36,726)	(60,239)	(334,433)

Total increase (decrease) in policy owners’ equity	(173,985)	1,384	(104,734)	30,806	818,634	(1,615)	442,386	26,633	286,121	622,099
POLICY OWNERS’ EQUITY
Beginning of period	$853,425	$6,804	$104,734	$122,295	$3,965,572	$72,659	$3,322,079	$1,114,226	$982,413	$1,612,614

End of period	$679,440	$8,188	$—	$153,101	$4,784,206	$71,044	$3,764,465	$1,140,859	$1,268,534	$2,234,713

See accompanying notes to financial statements

22

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2020

	Fidelity Variable Insurance Products Fund			Franklin Templeton Variable Insurance Products Trust			Invesco Variable Insurance Funds
	Fidelity VIP High Income	Fidelity VIP Index 500	Fidelity VIP Overseas	Templeton Developing Markets	Templeton Foreign	Templeton Global Bond	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco V.I. Diversified Dividend	Invesco V.I. Managed Volatility	Invesco V.I. Mid Cap Growth
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	4/30/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 4/30/2020
OPERATIONS
Net investment income (loss)	$6,177	$23,851	$31	$4,811	$1,426	$7,070	$(246)	$2,219	$(322)	$(110)
Net realized gain (loss) on investments	(897)	254,115	6,114	3,442	(632)	(16,414)	2,789	2,725	(11,556)	8,869
Change in unrealized appreciation (depreciation) of investments	(2,463)	183,064	3,524	17,025	(909)	4,095	33,545	(3,690)	5,788	(13,699)

Net increase (decrease) in policy owners’ equity resulting from operations	2,817	461,030	9,669	25,278	(115)	(5,249)	36,088	1,254	(6,090)	(4,940)

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	4,426	116,176	4,823	5,371	1,014	2,971	205	2,327	0	237
Net transfer (to) from affiliate and subaccounts	1,688	(93,181)	(7,199)	12,006	4,940	(8,766)	81,620	13,801	(47,940)	(81,956)
Payments for redemptions	(1,799)	(159,920)	(10,062)	(137)	0	(42,327)	(12,922)	(2)	0	0
Cost of insurance	(6,901)	(220,460)	(3,176)	(5,701)	(1,548)	(4,272)	(1,842)	(3,281)	(184)	(981)

Net increase (decrease) from policy owners’ equity transactions	(2,586)	(357,385)	(15,614)	11,539	4,406	(52,394)	67,061	12,845	(48,124)	(82,700)

Total increase (decrease) in policy owners’ equity	231	103,645	(5,945)	36,817	4,291	(57,643)	103,149	14,099	(54,214)	(87,640)
POLICY OWNERS’ EQUITY
Beginning of period	$143,338	$3,074,317	$92,464	$131,693	$52,183	$99,512	$—	$77,806	$54,362	$87,640

End of period	$143,569	$3,177,962	$86,519	$168,510	$56,474	$41,869	$103,149	$91,905	$148	$—

See accompanying notes to financial statements

23

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2020

	Invesco Variable Insurance Funds	Janus Henderson Series							PIMCO Variable Insurance Trust
	Invesco V.I. Technology	Janus Henderson Balanced	Janus Henderson Enterprise	Janus Henderson Flexible Bond	Janus Henderson Forty	Janus Henderson Global Research	Janus Henderson Overseas	Janus Henderson Research	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO Low Duration
	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020	1/1/2020 to 12/31/2020
OPERATIONS
Net investment income (loss)	$(955)	$26,026	$(5,094)	$2,245	$(15,490)	$2,980	$5,291	$206	$3,902	$154
Net realized gain (loss) on investments	38,745	81,059	491,241	323	168,878	99,445	1,699	237,089	645	(108)
Change in unrealized appreciation (depreciation) of investments	55,424	141,191	(207,180)	5,835	669,258	67,831	86,450	162,839	(1,090)	931

Net increase (decrease) in policy owners’ equity resulting from operations	93,214	248,276	278,967	8,403	822,646	170,256	93,440	400,134	3,457	977

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	6,558	26,224	28,336	5,929	95,013	26,571	17,357	30,805	3,724	2,871
Net transfer (to) from affiliate and subaccounts	(24,856)	(31,556)	(21,329)	170	(124,567)	4,515	(11,171)	(32,865)	1,767	(3,730)
Payments for redemptions	(2)	(52,229)	(322,831)	0	(15,908)	(2,363)	(21,930)	(76,859)	0	0
Cost of insurance	(6,926)	(35,381)	(48,324)	(6,662)	(160,605)	(32,785)	(14,851)	(44,295)	(7,272)	(3,498)

Net increase (decrease) from policy owners’ equity transactions	(25,226)	(92,942)	(364,148)	(563)	(206,067)	(4,062)	(30,595)	(123,214)	(1,781)	(4,357)

Total increase (decrease) in policy owners’ equity	67,988	155,334	(85,181)	7,840	616,579	166,194	62,845	276,920	1,676	(3,380)
POLICY OWNERS’ EQUITY
Beginning of period	$216,909	$1,856,688	$1,732,666	$88,960	$2,321,538	$872,842	$576,512	$1,311,471	$77,993	$50,298

End of period	$284,897	$2,012,022	$1,647,485	$96,800	$2,938,117	$1,039,036	$639,357	$1,588,391	$79,669	$46,918

See accompanying notes to financial statements

24

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity

For the year ended December 31, 2019

	The Alger Fund					American Century Variable Porfolios, Inc.
	Alger Balanced	Alger Capital Appreciation	Alger Growth & Income	Alger Large Cap Growth	Alger Mid Cap Growth	American Century VP Income & Growth	American Century VP International	American Century VP Ultra	American Century VP Value
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
OPERATIONS
Net investment income (loss)	$3,834	$(5,030)	$8,410	$(3,111)	$(5,196)	$1,292	$130	$(320)	$5,369
Net realized gain (loss) on investments	21,502	148,495	123,413	69,051	189,284	16,063	2,488	15,073	49,480
Change in unrealized appreciation (depreciation) of investments	50,529	10,306	45,479	117,719	138,928	(960)	4,997	9,030	20,310

Net increase (decrease) in policy owners’ equity resulting from operations	75,865	153,771	177,302	183,659	323,016	16,395	7,615	23,783	75,159

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	12,211	—	29,883	27,369	44,745	2,505	749	2,037	16,875
Net transfer (to) from affiliate and subaccounts	(32,853)	(106,192)	(8,236)	(30,470)	(29,644)	3,692	3,694	(1,643)	3,854
Payments for redemptions	(16,322)	(7,048)	(65,526)	(61,699)	(57,950)	(20,310)	(1,654)	(9,031)	(51,639)
Cost of insurance	(13,086)	(2,847)	(33,023)	(27,976)	(55,288)	(5,067)	(1,528)	(1,175)	(13,869)

Net increase (decrease) from policy owners’ equity transactions	(50,050)	(116,087)	(76,902)	(92,776)	(98,137)	(19,180)	1,261	(9,812)	(44,779)

Total increase (decrease) in policy owners’ equity	25,815	37,684	100,400	90,883	224,879	(2,785)	8,876	13,971	30,380
POLICY OWNERS’ EQUITY
Beginning of period	$423,358	$488,371	$651,914	$713,139	$1,105,563	$78,093	$26,335	$74,657	$300,151

End of period	$449,173	$526,055	$752,314	$804,022	$1,330,442	$75,308	$35,211	$88,628	$330,531

See accompanying notes to financial statements

25

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2019

	American Skandia Trust
	AST BlackRock Low Duration Bond	AST BlackRock/ Loomis Sayles Bond	AST Goldman Sachs Large Cap Value	AST Goldman Sachs Mid-Cap Growth	AST Hotchkis Wiley Large-Cap Value	AST International Growth	AST Loomis Sayles Large-Cap Growth	AST Small Cap Growth	AST T.Rowe Price Asset Allocation	AST T. Rowe Price Large-Cap Value
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 4/26/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	4/26/2019 to 12/31/2019
OPERATIONS
Net investment income (loss)	$(1,624)	$(3,535)	$(4,010)	$(22,003)	$(9,846)	$(5,205)	$(89,386)	$(2,587)	$(10,119)	$(9,122)
Net realized gain (loss) on investments	1,733	7,439	650,686	74,021	33,659	18,198	523,871	24,133	65,574	1,858
Change in unrealized appreciation (depreciation) of investments	6,442	27,238	(457,921)	547,362	243,829	140,238	2,165,275	48,353	145,643	133,445

Net increase (decrease) in policy owners’ equity resulting from operations	6,551	31,142	188,755	599,380	267,642	153,231	2,599,760	69,899	201,098	126,181

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	18,289	20,986	23,000	94,981	46,411	29,411	381,207	6,277	46,638	46,901
Net transfer (to) from affiliate and subaccounts	(11,404)	(1,952)	(1,468,609)	(70,072)	18,210	(24,550)	(252,689)	(12,485)	(73,727)	1,512,064
Payments for redemptions	—	(1,517)	(12,579)	(39,381)	(43,965)	(13,262)	(485,642)	(100)	(27,128)	(25,574)
Cost of insurance	(18,913)	(28,847)	(32,561)	(181,792)	(69,074)	(44,298)	(573,892)	(13,748)	(62,643)	(70,069)

Net increase (decrease) from policy owners’ equity transactions	(12,028)	(11,330)	(1,490,749)	(196,264)	(48,418)	(52,699)	(931,016)	(20,056)	(116,860)	1,463,322

Total increase (decrease) in policy owners’ equity	(5,477)	19,812	(1,301,994)	403,116	219,224	100,532	1,668,744	49,843	84,238	1,589,503
POLICY OWNERS’ EQUITY
Beginning of period	$181,777	$377,155	$1,301,994	$2,105,930	$953,773	$513,129	$8,844,564	$246,614	$1,057,032	$—

End of period	$176,300	$396,967	$—	$2,509,046	$1,172,997	$613,661	$10,513,308	$296,457	$1,141,270	$1,589,503

See accompanying notes to financial statements

26

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2019

	BNY Mellon Investment Porfolios	BNY Mellon Stock Index Fund	The BNY Mellon Sustainable U.S. Equity Fund, Inc.	BNY Mellon Variable Investment Fund		Deutsche Asset & Wealth Management
	BNY Mellon I.P. MidCap Stock	BNY Mellon Stock Index Fund	BNY Mellon Sustainable U.S. Equity	BNY Mellon VIF Appreciation	BNY Mellon VIF Opportunistic Small Cap	DWS Bond VIP	DWS Capital Growth VIP	DWS Core Equity VIP ‘A’	DWS Core Equity VIP ‘B’
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
OPERATIONS
Net investment income (loss)	$(311)	$7,680	$1,139	$1,325	$(2,660)	$6,332	$(22,152)	$4,312	$(228)
Net realized gain (loss) on investments	30,552	74,624	8,791	16,797	130,256	(279)	689,773	218,424	29,242
Change in unrealized appreciation (depreciation) of investments	(4,485)	72,735	27,846	34,485	(2,263)	19,388	744,668	143,778	16,198

Net increase (decrease) in policy owners’ equity resulting from operations	25,756	155,039	37,776	52,607	125,333	25,441	1,412,289	366,514	45,212

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	—	13,853	3,025	7,982	23,084	7,905	66,382	51,256	5,646
Net transfer (to) from affiliate and subaccounts	(63,364)	(3,493)	(9,522)	(11,820)	22,920	567	(149,735)	(59,607)	331
Payments for redemptions	(2,376)	(53,551)	(3,902)	(18,216)	(27,215)	(7,801)	(76,527)	(61,678)	(22,520)
Cost of insurance	(722)	(16,723)	(3,210)	(7,456)	(25,188)	(7,421)	(125,278)	(41,793)	(9,636)

Net increase (decrease) from policy owners’ equity transactions	(66,462)	(59,914)	(13,609)	(29,510)	(6,399)	(6,750)	(285,158)	(111,822)	(26,179)

Total increase (decrease) in policy owners’ equity	(40,706)	95,125	24,167	23,097	118,934	18,691	1,127,131	254,692	19,033
POLICY OWNERS’ EQUITY
Beginning of period	$139,950	$526,539	$114,426	$157,943	$588,688	$264,044	$4,046,584	$1,271,625	$167,074

End of period	$99,244	$621,664	$138,593	$181,040	$707,622	$282,735	$5,173,715	$1,526,317	$186,107

See accompanying notes to financial statements

27

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2019

	Deutsche Asset & Wealth Management
	DWS CROCI® International VIP ‘A’	DWS CROCI® International VIP ‘B’	DWS CROCI® U.S. VIP	DWS Equity 500 Index VIP	DWS Global Equity VIP	DWS Global Income Builder VIP	DWS Global Small Cap VIP	DWS Government & Agency Securities VIP	DWS Government Money Market VIP
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
OPERATIONS
Net investment income (loss)	$5,263	$4,018	$18,614	$5,592	$(2,178)	$43,507	$(2,889)	$9,960	$14,446
Net realized gain (loss) on investments	(2,870)	2,041	169,903	55,705	62,276	16,642	(2,831)	(6,887)	—
Change in unrealized appreciation (depreciation) of investments	41,986	35,058	315,327	80,844	103,027	195,708	67,211	25,308	—

Net increase (decrease) in policy owners’ equity resulting from operations	44,379	41,117	503,844	142,141	163,125	255,857	61,491	28,381	14,446

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	11,702	13,405	33,358	—	19,947	17,446	—	26,789	103,611
Net transfer (to) from affiliate and subaccounts	(3,435)	5,497	(45,602)	(66,919)	(29,093)	(92,632)	(49,342)	(23,882)	197,163
Payments for redemptions	(5,378)	(7,640)	(34,520)	(4,864)	(19,216)	(9,093)	(1,478)	(6,220)	(241,185)
Cost of insurance	(6,377)	(9,921)	(25,699)	(2,700)	(29,434)	(28,599)	(1,626)	(27,014)	(120,652)

Net increase (decrease) from policy owners’ equity transactions	(3,488)	1,341	(72,463)	(74,483)	(57,796)	(112,878)	(52,446)	(30,327)	(61,063)

Total increase (decrease) in policy owners’ equity	40,891	42,458	431,381	67,658	105,329	142,979	9,045	(1,946)	(46,617)
POLICY OWNERS’ EQUITY
Beginning of period	$208,244	$201,634	$1,594,672	$514,199	$476,466	$1,369,907	$330,749	$508,103	$1,354,485

End of period	$249,135	$244,092	$2,026,053	$581,857	$581,795	$1,512,886	$339,794	$506,157	$1,307,868

See accompanying notes to financial statements

28

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2019

	Deutsche Asset & Wealth Management						Fidelity Variable Insurance Products Fund
	DWS High Income VIP	DWS International Growth VIP	DWS Multisector Income VIP	DWS Small Cap Index VIP	DWS Small Mid Cap Growth VIP	DWS Small Mid Cap Value VIP	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
OPERATIONS
Net investment income (loss)	$40,661	$57	$3,855	$705	$(32,387)	$(116)	$(13,925)	$14,094	$(1,290)
Net realized gain (loss) on investments	(9,871)	1,919	(1,966)	17,084	469,584	10,901	408,108	92,661	119,095
Change in unrealized appreciation (depreciation) of investments	83,176	328	7,830	8,733	288,122	3,321	420,376	137,003	145,074

Net increase (decrease) in policy owners’ equity resulting from operations	113,966	2,304	9,719	26,522	725,319	14,106	814,559	243,758	262,879

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	15,535	—	—	3,680	156,185	—	119,965	45,696	25,906
Net transfer (to) from affiliate and subaccounts	(36,228)	(3,063)	(19,705)	4,108	(2,598)	(11,337)	(96,865)	(18,053)	(54,223)
Payments for redemptions	(8,715)	(1,394)	(2,909)	(20,474)	(125,018)	(3,043)	(91,088)	(42,374)	(38,027)
Cost of insurance	(22,151)	(75)	(590)	(3,367)	(212,787)	(428)	(170,831)	(63,122)	(30,665)

Net increase (decrease) from policy owners’ equity transactions	(51,559)	(4,532)	(23,204)	(16,053)	(184,218)	(14,808)	(238,819)	(77,853)	(97,009)

Total increase (decrease) in policy owners’ equity	62,407	(2,228)	(13,485)	10,469	541,101	(702)	575,740	165,905	165,870
POLICY OWNERS’ EQUITY
Beginning of period	$791,018	$9,032	$118,219	$111,826	$3,424,471	$73,361	$2,746,339	$948,321	$816,543

End of period	$853,425	$6,804	$104,734	$122,295	$3,965,572	$72,659	$3,322,079	$1,114,226	$982,413

See accompanying notes to financial statements

29

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2019

	Fidelity Variable Insurance Products Fund				Franklin Templeton Variable Insurance Products Trust			Invesco Variable Insurance Funds
	Fidelity VIP Growth Opportunities	Fidelity VIP High Income	Fidelity VIP Index 500	Fidelity VIP Overseas	Templeton Developing Markets	Templeton Foreign	Templeton Global Bond	Invesco V.I. Diversified Dividend	Invesco V.I. Managed Volatility	Invesco V.I. Mid Cap Growth
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
OPERATIONS
Net investment income (loss)	$(11,599)	$6,461	$30,750	$1,142	$425	$632	$6,657	$1,806	$249	$(326)
Net realized gain (loss) on investments	243,799	(1,354)	209,351	8,846	(370)	1,338	(1,559)	9,844	1,697	13,221
Change in unrealized appreciation (depreciation) of investments	263,299	14,774	522,598	10,456	26,849	3,635	(3,374)	5,248	6,186	9,770

Net increase (decrease) in policy owners’ equity resulting from operations	495,499	19,881	762,699	20,444	26,904	5,605	1,724	16,898	8,132	22,665

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	48,653	4,947	120,645	5,287	5,531	1,022	4,317	2,621	—	364
Net transfer (to) from affiliate and subaccounts	(81,250)	(13,700)	(111,448)	(9,678)	1,480	3,132	6,148	628	—	(294)
Payments for redemptions	(65,243)	—	(181,302)	—	(1,836)	(1,000)	(9,788)	(9,584)	—	—
Cost of insurance	(81,375)	(7,930)	(183,399)	(3,353)	(3,746)	(1,580)	(4,903)	(4,062)	(260)	(2,913)

Net increase (decrease) from policy owners’ equity transactions	(179,215)	(16,683)	(355,504)	(7,744)	1,429	1,574	(4,226)	(10,397)	(260)	(2,843)

Total increase (decrease) in policy owners’ equity	316,284	3,198	407,195	12,700	28,333	7,179	(2,502)	6,501	7,872	19,822
POLICY OWNERS’ EQUITY
Beginning of period	$1,296,330	$140,140	$2,667,122	$79,764	$103,360	$45,004	$102,014	$71,305	$46,490	$67,818

End of period	$1,612,614	$143,338	$3,074,317	$92,464	$131,693	$52,183	$99,512	$77,806	$54,362	$87,640

See accompanying notes to financial statements

30

ZALICO Variable Separate Account

Statement of Changes in Policy Owners’ Equity (continued)

For the year ended December 31, 2019

	Invesco Variable Insurance Funds	Janus Henderson Series							PIMCO Variable Insurance Trust
	Invesco V.I. Technology	Janus Henderson Balanced	Janus Henderson Enterprise	Janus Henderson Flexible Bond	Janus Henderson Forty	Janus Henderson Global Research	Janus Henderson Overseas	Janus Henderson Research	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO Low Duration
	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019	1/1/2019 to 12/31/2019
OPERATIONS
Net investment income (loss)	$(780)	$26,328	$(3,306)	$2,482	$(16,077)	$4,932	$7,737	$690	$663	$912
Net realized gain (loss) on investments	21,332	141,983	165,643	(2,833)	194,795	91,112	(70,623)	165,721	952	2
Change in unrealized appreciation (depreciation) of investments	37,007	155,363	308,918	8,356	461,513	106,118	190,023	190,609	2,811	565

Net increase (decrease) in policy owners’ equity resulting from operations	57,559	323,674	471,255	8,005	640,231	202,162	127,137	357,020	4,426	1,479

POLICY OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	6,546	30,230	33,812	6,842	99,914	25,444	20,350	31,726	4,463	2,928
Net transfer (to) from affiliate and subaccounts	(2,901)	95,932	(62,856)	7,099	(137,567)	(4,604)	(109,261)	(29,328)	634	933
Payments for redemptions	(2,475)	(52,021)	(39,332)	(36,355)	(51,308)	(48,237)	(27,779)	(61,675)	—	(43)
Cost of insurance	(6,481)	(34,923)	(52,199)	(6,561)	(74,348)	(32,548)	(16,373)	(42,272)	(4,183)	(1,707)

Net increase (decrease) from policy owners’ equity transactions	(5,311)	39,218	(120,575)	(28,975)	(163,309)	(59,945)	(133,063)	(101,549)	914	2,111

Total increase (decrease) in policy owners’ equity	52,248	362,892	350,680	(20,970)	476,922	142,217	(5,926)	255,471	5,340	3,590
POLICY OWNERS’ EQUITY
Beginning of period	$164,661	$1,493,796	$1,381,986	$109,930	$1,844,616	$730,625	$582,438	$1,056,000	$72,653	$46,708

End of period	$216,909	$1,856,688	$1,732,666	$88,960	$2,321,538	$872,842	$576,512	$1,311,471	$77,993	$50,298

See accompanying notes to financial statements

31

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

ZALICO Variable Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Zurich American Life Insurance Company (“ZALICO” or the “Company”). ZALICO is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Zurich American Company, LLC (formerly known as Zurich American Corporation) (“Zurich”), a non-operating holding company. Zurich is a direct wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”). ZHCA is an indirect wholly owned subsidiary of Zurich Insurance Group Ltd. (“ZIG” or the “Parent”).

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from ZALICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business ZALICO may conduct.

The Separate Account is used to fund policies (“Policy”) for the Zurich Select variable life policies (“Zurich Select”), the Power V flexible premium variable universal life policies (“Power V”), the Farmers Variable Universal Life I flexible premium variable universal life policies (“Farmers Variable Universal Life I”), the Scudder Destinations Life modified single premium variable universal life policies (“Scudder Destinations Life”) and Zurich Life investor flexible premium universal life policies (“Zurich Life investor”). The Separate Account follows the accounting and reporting guidance in ASC Topic 946 “Financial Services—Investment Companies.”

The Separate Account is divided into various subaccount options listed below, which are available to policy owners depending upon their respective Policy. During the years ended December 31, 2020 and 2019, assets were invested in sixty-five of the sixty-seven subaccount options.

Alger Balanced	DWS Global Small Cap VIP
Alger Capital Appreciation	DWS Government & Agency Securities VIP(d)
Alger Growth & Income	DWS Government Money Market VIP
Alger Large Cap Growth	DWS High Income VIP
Alger Mid Cap Growth	DWS International Growth VIP
American Century VP Disciplined Core Value(c)	DWS Multisector Income VIP(d)
American Century VP International	DWS Small Cap Index VIP
American Century VP Ultra	DWS Small Mid Cap Growth VIP
American Century VP Value	DWS Small Mid Cap Value VIP
AST BlackRock Low Duration Bond	Fidelity VIP Contrafund
AST BlackRock/Loomis Sayles Bond	Fidelity VIP Equity Income
AST Goldman Sachs Large Cap Value(a)	Fidelity VIP Growth
AST Goldman Sachs Mid-Cap Growth	Fidelity VIP Growth Opportunities
AST Hotchkis Wiley Large-Cap Value	Fidelity VIP High Income
AST International Growth	Fidelity VIP Index 500
AST Loomis Sayles Large-Cap Growth	Fidelity VIP Overseas
AST Small Cap Growth	Franklin Templeton Developing Markets
AST T. Rowe Price Asset Allocation	Franklin Templeton Foreign
AST T. Rowe Price Large-Cap Value(b)	Franklin Templeton Global Bond

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Notes to Financial Statements

(1) Organization, continued

BNY Mellon I.P. Mid Cap Stock	Invesco Oppenheimer V.I. Discovery Mid Cap Growth(f)
BNY Mellon Stock Index Fund	Invesco V.I. Diversified Dividend
BNY Mellon Sustainable U.S. Equity	Invesco V.I. Managed Volatility
BNY Mellon VIF Appreciation	Invesco V.I. Mid Cap Growth(e)
BNY Mellon VIF Opportunistic Small Cap	Invesco V.I. Technology
DWS Bond VIP	Janus Henderson Balanced
DWS Capital Growth VIP	Janus Henderson Enterprise
DWS Core Equity VIP ‘A’	Janus Henderson Flexible Bond
DWS Core Equity VIP ‘B’	Janus Henderson Forty
DWS CROCI® International VIP ‘A’	Janus Henderson Global Research
DWS CROCI® International VIP ‘B’	Janus Henderson Overseas
DWS CROCI® U.S.VIP	Janus Henderson Research
DWS Equity 500 Index VIP	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
DWS Global Equity VIP	PIMCO Low Duration
DWS Global Income Builder VIP

(a)	For the period from January 1, 2019 to April 26, 2019 (date of liquidation).
(b)	For the period from April 26, 2019 (commencement of operations) to December 31, 2019.
(c)	Name change in 2020. See below.
(d)	For the period from January 1, 2020 to February 27, 2020 (date of liquidation).
(e)	For the period from January 1, 2020 to April 30, 2020 (date of liquidation).
(f)	For the period from April 30, 2020 (commencement of operations) to December 31, 2020.

Old Fund Name	New Fund Name
American Century VP Income and Growth	American Century VP Disciplined Core Value

Policy owners may also allocate some or all of gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of ZALICO’s General Account. The assets of ZALICO’s General Account support its insurance and annuity obligations and are subject to ZALICO’s general liabilities from its business operations.

During 2020, the COVID-19 pandemic has negatively impacted the U.S. and global economics and created impacts and risks to the Zurich American Life Insurance Company business. As of December 31,2020, COVID-19 related impacts to Zurich American Life Insurance Company have been immaterial. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic.

(2) Significant Accounting Policies

Investments

Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the net asset value per share, reported by the respective portfolios, whose investments are stated at fair value.

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Notes to Financial Statements

(2) Significant Accounting Policies, continued

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date and is reinvested in additional shares of the portfolio. Realized gains and losses from sales of investment shares are reported on a first in, first out (FIFO) cost basis. Capital gain distributions are included in realized gains (losses) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of ZALICO. Under the provisions of the policies, ZALICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2020. Management will periodically review the policy in the event of changes in tax law. Accordingly, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the policy owners’ interest to or from another eligible subaccount or to the general account of ZALICO.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as increases and decreases in net policy owners’ equity could differ from the estimates reported in the accompanying financial statements.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets, Liabilities and Policy Owners’ Equity and the amounts reported in the Statement of Changes in Policy Owners’ Equity. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

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Notes to Financial Statements

(2) Significant Accounting Policies, continued

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy as outlined in the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosures of transfers between levels of disclosure and a reconciliation of level 3 assets are not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Policy Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy for each of the financial statement periods presented herein and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

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Notes to Financial Statements

(3) Purchases and Sales of Investment

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested for the year ended December 31, 2020, are as follows:

	Purchases	Sales
The Alger Fund:
Alger Balanced	$33,598	$22,356
Alger Capital Appreciation	79,755	110,998
Alger Growth and Income	61,861	77,444
Alger Large Cap Growth	189,572	220,516
Alger Mid Cap Growth	395,185	288,943

American Century Variable Portfolios, Inc.:
American Century VP Disciplined Core Value	17,426	12,429
American Century VP International	1,751	1,134
American Century VP Ultra	10,565	3,541
American Century VP Value	34,881	28,098

American Skandia Trust:
AST BlackRock/Loomis Sayles Bond	33,601	76,497
AST BlackRock Low Duration Bond	18,418	36,077
AST Goldman Sachs Mid-Cap Growth	16,114	249,687
AST Hotchkis Wiley Large-Cap Value	26,438	70,066
AST International Growth	8,131	63,155
AST Loomis Sayles Large-Cap Growth	84,229	1,074,985
AST Small Cap Growth	10,654	28,951
AST T. Rowe Price Asset Allocation	11,850	110,034
AST T. Rowe Price Large-Cap Value	47,288	97,433

BNY Mellon Investment Portfolios:
BNY Mellon I.P. Mid Cap Stock	720	1,228

BNY Mellon Sustainable U.S. Equity Fund, Inc:
The BNY Mellon Sustainable U.S. Equity	6,353	4,613

BNY Mellon Stock Index Fund:
BNY Mellon Stock Index Fund	86,457	38,067

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation	45,988	27,719
BNY Mellon VIF Opportunistic Small Cap	121,571	107,238

Deutsche Asset & Wealth Management Funds:
DWS Bond VIP	21,134	23,620
DWS Capital Growth VIP	471,977	600,977
DWS Core Equity VIP ‘A’	131,873	147,305
DWS Core Equity VIP ‘B’	11,919	13,367
DWS CROCI® International VIP ‘A’	39,109	27,187
DWS CROCI® International VIP ‘B’	39,942	15,276
DWS CROCI® U.S. VIP	175,272	51,493
DWS Equity 500 Index VIP	91,382	8,206
DWS Global Equity VIP	37,040	33,394

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Notes to Financial Statements

(3) Purchases and Sales of Investment, continued

	Purchases	Sales
DWS Global Income Builder VIP	$90,348	$172,382
DWS Global Small Cap VIP	2,511	39,040
DWS Government & Agency Securities VIP	3,543	512,432
DWS Government Money Market VIP	1,005,185	336,146
DWS High Income VIP	55,442	228,535
DWS International Growth VIP	100	132
DWS Multisector Income VIP	—	104,908
DWS Small Cap Index VIP	20,353	2,818
DWS Small Mid Cap Growth VIP	220,686	461,731
DWS Small Mid Cap Value VIP	5,770	868

Fidelity Variable Insurance Products Fund:
Fidelity VIP Contrafund	70,872	515,520
Fidelity VIP Equity Income	156,358	134,836
Fidelity VIP Growth	236,474	197,853
Fidelity VIP Growth Opportunities	110,599	353,843
Fidelity VIP High Income	10,903	7,312
Fidelity VIP Index 500	84,631	408,259
Fidelity VIP Overseas	6,866	22,076

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets	25,606	5,721
Templeton Foreign	13,819	7,988
Templeton Global Bond	10,066	55,390

Invesco Variable Insurance Funds:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth	82,113	15,298
Invesco V.I. Diversified Dividend	19,369	2,205
Invesco V.I. Managed Volatility	6	48,449
Invesco V.I. Mid Cap Growth	24,558	82,980
Invesco V.I. Technology	33,485	37,630

Janus Henderson Series:
Janus Henderson Balanced	108,374	145,803
Janus Henderson Enterprise	341,943	594,109
Janus Henderson Flexible Bond	13,754	12,073
Janus Henderson Forty	207,615	253,359
Janus Henderson Global Research	123,390	78,365
Janus Henderson Overseas	81,656	106,960
Janus Henderson Research	208,209	220,297

PIMCO Variable Insurance Trust:
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	9,346	7,225
PIMCO Low Duration	2,797	6,999

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Notes to Financial Statements

(4) Expenses and Related Party Transactions

Policy Charges	Range
Mortality and Expense Risk Charge
ZALICO assess a daily asset charge to cover mortality and expense risk associated with certain “No-Lapse Guarantees” and administrative and maintenance expense to cover costs that may exceed administrative charges set by the policies. The charge is assessed as a reduction in unit value.	0.20%-0.90% annualized

Sales Load
A sales load is deducted from each premium payment before the net premium is allocated to the subaccounts.	2%

Contingent Deferred Sales Charge
Proceeds payable on the surrender of a policy are reduced by the amount of any applicable contingent deferred sales charge due to ZALICO. The charge is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00%-100%

Transfer Charges
Under the terms of the policies ZALICO has reserved the right to charge an amount for each transfer after the first 12 transfers in any policy year through a redemption in units.	$0-$25 per transfer

Administrative Charge
An administrative charge is assessed on monthly cash value of the policy or a flat charge through a redemption of units.	$5-$10 or 0.25% to 0.35% of net assets annualized

Records Maintenance Charge
A records maintenance charge is assessed annually as a redemption of units to compensate for issuance and administrative costs.	$30

Cost of Insurance Charge
The guarantee cost of insurance charges is based on attained age, sex and history of tobacco use of the insured. The net amount at risk (“NAR”) is the difference between the death benefit and the cash value of the policy. The charge is assessed as a reduction in unit value.	$.06 per $1,000 NAR- $83.33 per $1,000 NAR

Tax Charge
A tax charge is assessed to cover a portion of the insurance company’s state premium tax expense and certain federal income tax liability associated with the receipt of premium. The charge is either deducted from each premium payment or assessed against the average monthly cash value through a redemption of units.	1%-3.5% of premium payment 0.00%-0.40% annualized

Withdrawal Charge
A charge is deducted against withdrawals of the initial premium paid under the policy. It is assessed to cover a portion of the insurance company’s premium tax expenses and the sales expenses incurred in distributing the policies. The withdrawal charge declines to 0% after the ninth policy anniversary.	0%-10%

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Notes to Financial Statements

(4) Expenses and Related Party Transactions, continued

Policy Charges	Range
Systematic Withdrawal Charge
A charge is assessed against systematic withdrawals to cover ZALICO’s costs associated with processing the withdrawals.	$50 initial set up $25 subsequent changes

Partial Withdrawal Charge
A charge is assessed against partial withdrawals that are not processed under the systematic withdrawal plan in excess of one per policy year.	$25

Related Party Transactions

Policy loans are also provided for under the terms of the Policy. The minimum amount of the loan under Zurich Select, Power V, Farmers Variable Universal Life I and Zurich Life investor policies is $500 and is limited to 90% of the surrender value, less applicable surrender charges. The minimum amount of the loan under the Scudder Destinations Life policies is $1,000 and is limited to 90% of the surrender value, less applicable surrender charges. Interest is assessed against a policy loan under the terms of the Policy. Policy loans are carried in ZALICO’s general account.

Investors Investment Distributors, Inc., a wholly-owned subsidiary of Protective Life Insurance Company (PLICO), is the principal underwriter for the Separate Account. As a result of a reinsurance contract entered into in previous years between PLICO and ZALICO, PLICO performs certain administration functions related to the Separate Account.

(5) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2020 and 2019 were as follows:

		Units Issued	Units Redeemed	Net Increase (Decrease)
The Alger Fund:
Alger Balanced	2020	1,539	1,322	217
	2019	930	3,221	(2,291)
Alger Capital Appreciation	2020	—	2,077	(2,077)
	2019	585	3,662	(3,077)
Alger Growth and Income	2020	2,147	2,906	(759)
	2019	1,147	3,721	(2,574)
Alger Large Cap Growth	2020	1,239	4,877	(3,638)
	2019	1,130	3,902	(2,772)
Alger Mid Cap Growth	2020	4,763	7,337	(2,574)
	2019	2,025	5,089	(3,064)
American Century Variable Portfolios, Inc.
American Century VP Disciplined Core Value	2020	494	503	(9)
	2019	228	918	(690)
American Century VP International	2020	73	61	12
	2019	303	231	72
American Century VP Ultra	2020	38	78	(40)
	2019	51	304	(253)

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ZALICO VARIABLE SEPARATE ACCOUNT

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Notes to Financial Statements

(5) Changes in Units Outstanding, continued

		Units Issued	Units Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc., continued:
American Century VP Value	2020	1,361	1,566	(205)
	2019	1,041	2,737	(1,696)
American Skandia Trust:
AST BlackRock/Loomis Sayles Bond	2020	1,744	3,075	(1,331)
	2019	1,062	1,443	(381)
AST BlackRock Low Duration Bond	2020	1,475	2,274	(799)
	2019	1,229	1,832	(603)
AST Goldman Sachs Large Cap Value	2020	—	—	—
	2019	492	26,178	(25,686)
AST Goldman Sachs Mid-Cap Growth	2020	1,903	4,579	(2,676)
	2019	1,790	4,685	(2,895)
AST Hotchkis Wiley Large-Cap Value	2020	2,298	3,112	(814)
	2019	1,932	2,980	(1,048)
AST International Growth	2020	1,970	4,079	(2,109)
	2019	2,272	4,828	(2,556)
AST Loomis Sayles Large-Cap Growth	2020	6,531	15,218	(8,687)
	2019	5,224	16,347	(11,123)
AST Small Cap Growth	2020	337	570	(233)
	2019	352	717	(365)
AST T. Rowe Price Asset Allocation	2020	1,336	3,042	(1,706)
	2019	1,143	3,579	(2,436)
AST T. Rowe Price Large-Cap Value	2020	14,947	18,545	(3,598)
	2019	158,587	12,221	146,366
BNY Mellon Investment Portfolios:
BNY Mellon I.P. Mid Cap Stock	2020	—	13	(13)
	2019	224	2,027	(1,803)
BNY Mellon Sustainable U.S. Equity Fund, Inc.:
The BNY Mellon Sustainable U.S. Equity	2020	129	162	(33)
	2019	719	1,380	(661)
BNY Mellon Stock Index Fund:
BNY Mellon Stock Index Fund	2020	1,393	1,327	66
	2019	709	2,541	(1,832)
BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation	2020	869	824	45
	2019	300	1,317	(1,017)
BNY Mellon VIF Opportunistic Small Cap	2020	4,840	4,278	562
	2019	1,890	2,109	(219)
Deutsche Asset & Wealth Management Funds:
DWS Bond VIP	2020	1,216	1,808	(592)
	2019	786	1,237	(451)
DWS Capital Growth VIP	2020	3,006	14,807	(11,801)
	2019	3,311	12,755	(9,444)

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Notes to Financial Statements

(5) Changes in Units Outstanding, continued

		Units Issued	Units Redeemed	Net Increase (Decrease)
Deutsche Asset & Wealth Management Funds, continued:
DWS Core Equity VIP ‘A’	2020	2,428	5,407	(2,979)
	2019	2,358	5,974	(3,616)
DWS Core Equity VIP ‘B’	2020	234	559	(325)
	2019	234	1,171	(937)
DWS CROCI® International VIP ‘A’	2020	2,658	2,134	524
	2019	1,401	1,864	(463)
DWS CROCI® International VIP ‘B’	2020	3,155	1,885	1,270
	2019	1,483	1,379	104
DWS CROCI® U.S. VIP	2020	39,407	26,949	12,458
	2019	19,855	26,401	(6,546)
DWS Equity 500 Index VIP	2020	1,526	97	1,429
	2019	528	3,406	(2,878)
DWS Global Equity VIP	2020	7,876	11,159	(3,283)
	2019	7,388	21,394	(14,006)
DWS Global Income Builder VIP	2020	2,387	23,816	(21,429)
	2019	2,270	10,056	(7,786)
DWS Global Small Cap VIP	2020	—	1,307	(1,307)
	2019	—	1,903	(1,903)
DWS Government & Agency Securities VIP	2020	1,571	125,863	(124,292)
	2019	9,430	13,964	(4,534)
DWS Government Money Market VIP	2020	472,402	224,130	248,272
	2019	107,022	151,991	(44,969)
DWS High Income VIP	2020	5,597	16,080	(10,483)
	2019	5,376	14,406	(9,030)
DWS International Growth VIP	2020	—	3	(3)
	2019	—	189	(189)
DWS Multisector Income VIP	2020	—	4,539	(4,539)
	2019	—	1,007	(1,007)
DWS Small Cap Index VIP	2020	351	141	210
	2019	292	856	(564)
DWS Small Mid Cap Growth VIP	2020	53,424	99,761	(46,337)
	2019	53,170	90,222	(37,052)
DWS Small Mid Cap Value VIP	2020	—	7	(7)
	2019	205	498	(293)
Fidelity Variable Insurance Products Fund:
Fidelity VIP Contrafund	2020	1,714	5,628	(3,914)
	2019	1,722	4,180	(2,458)
Fidelity VIP Equity Income	2020	3,439	3,932	(493)
	2019	1,516	3,416	(1,900)
Fidelity VIP Growth	2020	2,965	5,268	(2,303)
	2019	768	3,352	(2,584)
Fidelity VIP Growth Opportunities	2020	568	4,267	(3,699)
	2019	858	3,499	(2,641)

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OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(5) Changes in Units Outstanding, continued

		Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity Variable Insurance Products Fund, continued:
Fidelity VIP High Income	2020	319	434	(115)
	2019	303	1,000	(697)
Fidelity VIP Index 500	2020	360	1,173	(813)
	2019	369	1,261	(892)
Fidelity VIP Overseas	2020	406	1,267	(861)
	2019	932	1,380	(448)
Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets	2020	1,049	375	674
	2019	567	487	80
Templeton Foreign	2020	923	612	311
	2019	308	200	108
Templeton Global Bond	2020	252	3,583	(3,331)
	2019	869	1,119	(250)
Invesco Variable Insurance Funds:
Invesco Oppenheimer V.I. Diversified Dividend	2020	8,212	1,237	6,975
	2019	224	703	(479)
Invesco V.I. Diversified Dividend	2020	796	175	621
	2019	224	703	(479)
Invesco V.I. Managed Volatility	2020	—	2,316	(2,316)
	2019	—	12	(12)
Invesco V.I. Mid Cap Growth	2020	8	2,605	(2,597)
	2019	12	104	(92)
Invesco V.I. Technology	2020	292	774	(482)
	2019	192	327	(135)
Janus Henderson Series:
Janus Henderson Balanced	2020	2,329	5,367	(3,038)
	2019	17,945	16,833	1,112
Janus Henderson Enterprise	2020	5,019	12,161	(7,142)
	2019	943	3,630	(2,687)
Janus Henderson Flexible Bond	2020	796	855	(59)
	2019	1,056	2,880	(1,824)
Janus Henderson Forty	2020	969	2,766	(1,797)
	2019	1,123	2,838	(1,715)
Janus Henderson Global Research	2020	3,231	3,415	(184)
	2019	1,338	3,697	(2,359)
Janus Henderson Overseas	2020	5,256	6,770	(1,514)
	2019	2,856	12,315	(9,459)
Janus Henderson Research	2020	2,663	5,623	(2,960)
	2019	1,117	4,087	(2,970)
PIMCO Variable Insurance Trust:
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	2020	278	354	(76)
	2019	257	218	39
PIMCO Low Duration	2020	216	471	(255)
	2019	250	124	126

42

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights

ZALICO sells a number of variable life products, as discussed in Note 1, which are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the policy owner’s account. Differences in fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by ZALICO and funded by the Separate Account have the highest and lowest expense ratios. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the highest and lowest expense ratio. The summaries may not reflect the minimum and maximum policy charges offered by ZALICO as policy owners may not have selected all available and applicable policy options.

A summary of the units outstanding, unit fair value and net assets for variable life insurance policies, investment income and expense ratios, excluding expenses of the underlying funds, and total return for each of the five years in the period ended December 31, 2020, were as follows.

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
The Alger Fund:
Alger Balanced:
	2020	19	$25.674	$38.538	$498	1.23%	0.20%	0.90%	9.25%	10.01%
	2019	19	23.471	35.171	449	1.46%	0.20%	0.90%	18.44%	19.26%
	2018	21	19.719	29.608	423	3.99%	0.20%	0.90%	-4.19%	-3.52%
	2017	24	20.480	30.811	499	2.80%	0.20%	0.90%	14.42%	15.21%
	2016	27	17.811	26.849	481	1.95%	0.20%	0.90%	7.55%	8.29%
Alger Capital Appreciation:
	2020	11	55.032	55.032	625	N/A	0.90%	0.90%	40.49%	40.49%
	2019	13	39.171	39.171	526	N/A	0.90%	0.90%	32.39%	32.39%
	2018	17	29.588	29.588	488	0.09%	0.90%	0.90%	-1.00%	-1.00%
	2017	17	29.886	29.886	496	0.17%	0.90%	0.90%	29.92%	29.92%
	2016	17	23.004	23.004	386	0.19%	0.90%	0.90%	-0.39%	-0.39%
Alger Growth and Income:
	2020	21	39.286	47.464	832	1.29%	0.20%	0.60%	14.19%	14.65%
	2019	22	34.334	41.564	752	1.60%	0.20%	0.60%	28.70%	29.21%
	2018	24	26.625	32.295	652	1.72%	0.20%	0.60%	-5.18%	-4.80%
	2017	26	28.024	34.061	719	1.54%	0.20%	0.60%	20.60%	21.08%
	2016	26	23.191	28.243	615	1.77%	0.20%	0.60%	9.59%	10.02%
Alger Large Cap Growth:
	2020	18	60.692	240.335	1,118	0.17%	0.20%	0.60%	66.03%	66.70%
	2019	22	36.482	144.751	804	N/A	0.20%	0.60%	26.67%	27.18%
	2018	25	28.743	114.273	713	N/A	0.20%	0.60%	1.59%	2.00%
	2017	25	28.235	112.480	715	N/A	0.20%	0.60%	27.70%	28.21%
	2016	29	22.067	88.081	638	N/A	0.20%	0.60%	-1.42%	-1.03%
Alger Mid Cap Growth:
	2020	36	55.504	164.228	2,043	N/A	0.20%	0.60%	63.65%	64.30%
	2019	39	33.850	100.35	1,330	N/A	0.20%	0.60%	29.48%	30.00%
	2018	42	26.091	77.506	1,106	N/A	0.20%	0.60%	-8.00%	-7.63%
	2017	43	28.303	82.246	1,228	N/A	0.20%	0.60%	29.02%	29.53%
	2016	45	21.894	65.297	991	N/A	0.20%	0.60%	0.37%	0.77%

43

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

	At December 31				For the year ended December 31
	Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
	(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
American Century Variable Portfolios, Inc.:
American Century VP Disciplined Core Value:
2020	2	$22.000	$34.905	$84	1.81%	0.20%	0.60%	11.14%	11.59%
2019	2	19.794	31.281	75	2.09%	0.20%	0.60%	23.21%	23.70%
2018	3	16.065	25.287	78	2.05%	0.20%	0.60%	-7.43%	-7.05%
2017	3	17.354	27.206	85	2.33%	0.20%	0.60%	19.77%	20.25%
2016	3	14.490	22.626	74	2.40%	0.20%	0.60%	12.81%	13.26%
American Century VP International:
2020	2	19.693	27.550	44	0.43%	0.20%	0.60%	25.13%	25.63%
2019	2	15.738	21.930	35	0.84%	0.20%	0.60%	27.65%	28.16%
2018	2	12.328	17.111	26	1.38%	0.20%	0.60%	-15.73%	-15.39%
2017	2	14.630	20.223	34	0.88%	0.20%	0.60%	30.43%	30.94%
2016	2	11.217	15.444	26	1.01%	0.20%	0.60%	-6.06%	-5.69%
American Century VP Ultra:
2020	2	51.194	69.369	130	N/A	0.20%	0.60%	48.96%	49.55%
2019	2	34.367	46.384	89	N/A	0.20%	0.60%	33.78%	34.31%
2018	2	25.690	34.535	75	0.28%	0.20%	0.60%	0.15%	0.56%
2017	2	25.651	34.344	75	0.37%	0.20%	0.60%	31.44%	31.96%
2016	2	19.515	26.025	58	0.34%	0.20%	0.60%	3.82%	4.24%
American Century VP Value:
2020	11	25.372	29.922	326	2.01%	0.20%	0.60%	0.38%	0.78%
2019	11	25.277	29.691	331	2.10%	0.20%	0.60%	26.28%	26.78%
2018	13	20.017	23.420	300	1.75%	0.20%	0.60%	-9.70%	-9.33%
2017	13	22.166	25.830	333	1.63%	0.20%	0.60%	8.10%	8.53%
2016	13	20.505	23.800	307	1.68%	0.20%	0.60%	19.76%	20.24%
American Skandia Trust:
AST BlackRock/Loomis Sayles Bond:
2020	12	31.545	31.545	380	N/A	0.90%	0.90%	6.41%	6.41%
2019	13	29.645	29.645	397	N/A	0.90%	0.90%	8.25%	8.25%
2018	14	27.386	27.386	377	N/A	0.90%	0.90%	-1.55%	-1.55%
2017	14	27.817	27.817	402	N/A	0.90%	0.90%	3.43%	3.43%
2016	14	26.894	26.894	387	N/A	0.90%	0.90%	3.30%	3.30%
AST BlackRock Low Duration Bond:
2020	8	20.526	20.526	163	N/A	0.90%	0.90%	1.65%	1.65%
2019	9	20.193	20.193	176	N/A	0.90%	0.90%	3.69%	3.69%
2018	9	19.475	19.475	182	N/A	0.90%	0.90%	-0.16%	-0.16%
2017	9	19.506	19.506	179	N/A	0.90%	0.90%	0.80%	0.80%
2016	9	19.351	19.351	179	N/A	0.90%	0.90%	0.73%	0.73%
AST Goldman Sachs Large Cap Value:
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	—	58.075	58.075	N/A	N/A	0.90%	0.90%	14.57%	14.57%
2018	26	50.689	50.689	1,302	N/A	0.90%	0.90%	-9.35%	-9.35%
2017	28	55.915	55.915	1,549	N/A	0.90%	0.90%	8.77%	8.77%
2016	28	51.407	51.407	1,443	N/A	0.90%	0.90%	10.55%	10.55%
AST Goldman Sachs Mid-Cap Growth:
2020	32	95.764	95.764	3,097	N/A	0.90%	0.90%	33.64%	33.64%
2019	35	71.660	71.660	2,509	N/A	0.90%	0.90%	28.99%	28.99%
2018	38	55.553	55.553	2,106	N/A	0.90%	0.90%	18.44%	18.44%
2017	41	58.604	58.604	2,388	N/A	0.90%	0.90%	24.94%	24.94%
2016	42	46.526	46.526	1,957	N/A	0.90%	0.90%	-0.81%	-0.81%

44

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
American Skandia Trust, continued:
AST Hotchkis Wiley Large-Cap Value:
	2020	23	$48.683	$48.683	$1,126	N/A	0.90%	0.90%	-0.62%	-0.62%
	2019	24	48.988	48.988	1,173	N/A	0.90%	0.90%	28.37%	28.37%
	2018	25	38.162	38.162	954	N/A	0.90%	0.90%	-14.92%	-14.92%
	2017	27	44.856	44.856	1,211	N/A	0.90%	0.90%	18.13%	18.13%
	2016	28	37.971	37.971	1,062	N/A	0.90%	0.90%	18.82%	18.82%
AST International Growth:
	2020	25	29.635	29.635	736	N/A	0.90%	0.90%	30.15%	30.15%
	2019	27	22.770	22.770	614	N/A	0.90%	0.90%	30.93%	30.93%
	2018	30	17.391	17.391	513	N/A	0.90%	0.90%	-14.11%	-14.11%
	2017	31	20.247	20.247	635	N/A	0.90%	0.90%	34.22%	34.22%
	2016	34	15.085	15.085	513	N/A	0.90%	0.90%	-4.63%	-4.63%
AST Loomis Sayles Large-Cap Growth:
	2020	105	120.184	120.184	12,667	N/A	0.90%	0.90%	30.42%	30.42%
	2019	114	92.153	92.153	10,513	N/A	0.90%	0.90%	30.46%	30.46%
	2018	125	70.639	70.639	8,845	N/A	0.90%	0.90%	-3.56%	-3.56%
	2017	133	73.247	73.247	9,765	N/A	0.90%	0.90%	31.81%	31.81%
	2016	139	55.572	55.572	7,710	N/A	0.90%	0.90%	4.64%	4.64%
AST Small Cap Growth:
	2020	5	87.088	87.088	416	N/A	0.90%	0.90%	47.07%	47.07%
	2019	5	59.217	59.217	296	N/A	0.90%	0.90%	28.96%	28.96%
	2018	5	45.919	45.919	247	N/A	0.90%	0.90%	-9.23%	-9.23%
	2017	5	50.585	50.585	275	N/A	0.90%	0.90%	22.81%	22.81%
	2016	5	41.189	41.189	221	N/A	0.90%	0.90%	11.08%	11.08%
AST T. Rowe Price Asset Allocation:
	2020	21	57.085	57.085	1,175	N/A	0.90%	0.90%	11.53%	11.53%
	2019	22	51.183	51.183	1,141	N/A	0.90%	0.90%	19.77%	19.77%
	2018	25	42.736	42.736	1,057	N/A	0.90%	0.90%	-6.18%	-6.18%
	2017	25	45.549	45.549	1,161	N/A	0.90%	0.90%	14.38%	14.38%
	2016	25	39.823	39.823	998	N/A	0.90%	0.90%	6.59%	6.59%
AST T. Rowe Price Large-Cap Value:
	2020	143	10.988	10.988	1,569	N/A	0.90%	0.90%	1.18%	1.18%
	2019	146	10.860	10.860	1,590	N/A	0.90%	0.90%	8.60%	8.60%
	2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
BNY Mellon Investment Portfolios: (e)
BNY Mellon I.P. Mid Cap Stock:
	2020	3	40.102	40.102	106	0.70%	0.90%	0.90%	7.14%	7.14%
	2019	3	37.429	37.429	99	0.83%	0.90%	0.90%	19.11%	19.11%
	2018	4	31.424	31.424	140	0.72%	0.90%	0.90%	-16.25%	-16.25%
	2017	7	37.520	37.520	266	1.04%	0.90%	0.90%	14.35%	14.35%
	2016	7	32.811	32.811	241	1.04%	0.90%	0.90%	14.44%	14.44%
BNY Mellon Stock Index Fund: (e)
BNY Mellon Stock Index Fund:
	2020	17	42.550	123.066	734	1.47%	0.20%	0.60%	17.30%	17.77%
	2019	17	36.202	104.912	622	1.74%	0.20%	0.60%	30.40%	30.92%
	2018	19	27.707	80.453	527	1.83%	0.20%	0.60%	-5.21%	-4.83%
	2017	21	29.170	84.872	598	1.72%	0.20%	0.60%	20.82%	21.30%
	2016	21	24.096	70.249	508	1.92%	0.20%	0.60%	11.04%	11.48%

45

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
BNY Mellon Variable Investment Fund: (e)
BNY Mellon VIF Appreciation:
	2020	6	$40.058	$144.311	$225	0.74%	0.20%	0.60%	22.95%	23.44%
	2019	6	32.516	117.37	181	1.20%	0.20%	0.60%	35.29%	35.83%
	2018	7	23.987	86.759	158	1.37%	0.20%	0.60%	-7.41%	-7.04%
	2017	9	25.855	93.703	230	1.35%	0.20%	0.60%	26.57%	27.08%
	2016	9	20.386	74.030	180	1.58%	0.20%	0.60%	7.26%	7.69%
BNY Mellon VIF Opportunistic Small Cap:
	2020	25	34.950	196.534	867	0.55%	0.20%	0.60%	19.18%	19.65%
	2019	24	29.268	164.909	708	N/A	0.20%	0.60%	21.05%	21.54%
	2018	24	24.130	136.230	589	N/A	0.20%	0.60%	-19.56%	-19.24%
	2017	24	29.938	169.360	733	N/A	0.20%	0.60%	23.94%	24.43%
	2016	27	24.108	136.649	641	N/A	0.20%	0.60%	16.37%	16.84%
BNY Mellon Sustainable U.S. Equity Fund, Inc.: (e)
BNY Mellon Sustainable U.S. Equity:
	2020	5	25.479	93.860	170	0.99%	0.20%	0.90%	23.04%	23.90%
	2019	5	20.708	76.060	139	1.53%	0.20%	0.90%	33.16%	34.09%
	2018	6	15.552	56.949	114	1.82%	0.20%	0.90%	-5.26%	-4.59%
	2017	6	16.415	59.931	120	1.17%	0.20%	0.90%	14.31%	15.10%
	2016	6	14.360	52.274	110	1.24%	0.20%	0.90%	9.39%	10.15%
Deutsche Asset & Wealth Management Funds:
DWS Bond VIP:
	2020	19	2.150	18.347	297	2.77%	0.20%	0.90%	8.10%	8.86%
	2019	19	1.983	16.972	283	3.11%	0.20%	0.90%	9.64%	10.40%
	2018	20	1.803	15.480	264	4.61%	0.20%	0.90%	-3.53%	-2.85%
	2017	22	1.864	16.046	315	2.57%	0.20%	0.90%	4.89%	5.62%
	2016	24	1.772	15.298	324	5.07%	0.20%	0.90%	4.99%	5.72%
DWS Capital Growth VIP:
	2020	133	44.275	108.347	6,583	0.48%	0.20%	0.90%	37.80%	38.77%
	2019	144	32.129	78.391	5,174	0.43%	0.20%	0.90%	35.91%	36.86%
	2018	154	23.639	57.505	4,047	0.78%	0.20%	0.90%	-2.48%	-1.79%
	2017	167	24.240	58.791	4,478	0.72%	0.20%	0.90%	25.18%	26.05%
	2016	173	19.365	46.828	3,712	0.77%	0.20%	0.90%	3.32%	4.04%
DWS Core Equity VIP ‘A’:
	2020	43	34.770	47.560	1,654	1.27%	0.20%	0.90%	15.10%	15.90%
	2019	46	30.209	41.034	1,526	1.13%	0.20%	0.90%	29.14%	30.04%
	2018	50	23.393	31.555	1,272	1.91%	0.20%	0.90%	-6.53%	-5.87%
	2017	55	25.027	33.524	1,509	1.15%	0.20%	0.90%	19.94%	20.78%
	2016	59	20.866	27.757	1,336	1.42%	0.20%	0.90%	9.50%	10.26%
DWS Core Equity VIP ‘B’:
	2020	6	35.494	35.494	202	1.00%	0.90%	0.90%	14.64%	14.64%
	2019	6	30.962	30.962	186	0.78%	0.90%	0.90%	28.76%	28.76%
	2018	7	24.047	24.047	167	1.68%	0.90%	0.90%	-6.87%	-6.87%
	2017	8	25.820	25.820	208	0.89%	0.90%	0.90%	19.61%	19.61%
	2016	8	21.586	21.586	178	1.10%	0.90%	0.90%	9.27%	9.27%
DWS CROCI® International VIP ’A’:
	2020	17	11.088	18.992	262	3.07%	0.20%	0.90%	1.70%	2.41%
	2019	16	10.903	18.675	249	3.06%	0.20%	0.90%	20.69%	21.53%
	2018	17	9.034	15.474	208	1.08%	0.20%	0.90%	-15.16%	-14.57%
	2017	16	10.649	18.240	237	6.97%	0.20%	0.90%	20.88%	21.72%
	2016	16	8.810	15.090	194	10.14%	0.20%	0.90%	-0.16%	0.54%

46

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Deutsche Asset & Wealth Management Funds, continued:
DWS CROCI® International VIP ‘B’:
	2020	15	$17.803	$17.803	$271	2.76%	0.90%	0.90%	1.58%	1.58%
	2019	14	17.527	17.527	244	2.70%	0.90%	0.90%	20.15%	20.15%
	2018	14	14.587	14.587	202	0.82%	0.90%	0.90%	-15.33%	-15.33%
	2017	14	17.229	17.229	237	6.78%	0.90%	0.90%	20.68%	20.68%
	2016	14	14.276	14.276	199	9.60%	0.90%	0.90%	-0.41%	-0.41%
DWS CROCI® U.S. VIP:
	2020	292	2.152	25.300	1,780	2.07%	0.90%	0.90%	-12.94%	-12.94%
	2019	279	2.472	29.061	2,026	1.95%	0.90%	0.90%	31.77%	31.77%
	2018	286	1.876	22.055	1,595	2.61%	0.90%	0.90%	-11.30%	-11.30%
	2017	286	2.115	24.864	1,831	1.51%	0.90%	0.90%	21.79%	21.79%
	2016	284	1.736	20.416	1,541	0.97%	0.90%	0.90%	-5.24%	-5.24%
DWS Equity 500 Index VIP:
	2020	21	35.250	35.250	731	1.47%	0.90%	0.90%	17.04%	17.04%
	2019	19	30.118	30.118	582	1.91%	0.90%	0.90%	30.02%	30.02%
	2018	22	23.164	23.164	514	1.83%	0.90%	0.90%	-5.51%	-5.51%
	2017	24	24.514	24.514	592	1.71%	0.90%	0.90%	20.45%	20.45%
	2016	26	20.352	20.352	524	1.99%	0.90%	0.90%	10.62%	10.62%
DWS Global Equity VIP:
	2020	112	5.276	26.231	700	0.62%	0.90%	0.90%	23.41%	23.41%
	2019	115	4.275	21.255	582	0.54%	0.90%	0.90%	35.04%	35.04%
	2018	129	3.166	15.740	476	0.80%	0.90%	0.90%	-11.91%	-11.91%
	2017	140	3.594	17.869	595	0.51%	0.90%	0.90%	22.94%	22.94%
	2016	151	2.923	14.535	514	0.73%	0.90%	0.90%	5.17%	5.17%
DWS Global Income Builder VIP:
	2020	160	5.941	24.217	1,471	3.03%	0.20%	0.90%	7.31%	8.06%
	2019	182	5.520	22.411	1,513	3.92%	0.20%	0.90%	19.09%	19.92%
	2018	189	4.621	18.687	1,370	3.95%	0.20%	0.90%	-8.49%	-7.85%
	2017	199	5.035	20.279	1,603	2.92%	0.20%	0.90%	15.50%	16.31%
	2016	277	4.346	17.436	1,761	4.09%	0.20%	0.90%	5.86%	6.60%
DWS Global Small Cap VIP:
	2020	10	35.330	35.330	349	0.73%	0.90%	0.90%	16.31%	16.31%
	2019	11	30.374	30.374	340	N/A	0.90%	0.90%	20.21%	20.21%
	2018	13	25.268	25.268	331	0.30%	0.90%	0.90%	-21.22%	-21.22%
	2017	15	32.075	32.075	486	N/A	0.90%	0.90%	18.96%	18.96%
	2016	15	26.964	26.964	411	0.40%	0.90%	0.90%	0.67%	0.67%
DWS Government & Agency Securities VIP: (f)
	2020	N/A	2.356	19.575	N/A	N/A	0.20%	0.90%	0.40%	0.51%
	2019	124	2.346	19.498	506	2.75%	0.20%	0.90%	5.48%	6.21%
	2018	129	2.224	18.485	508	2.79%	0.20%	0.90%	-.036%	0.34%
	2017	132	2.232	18.551	568	2.64%	0.20%	0.90%	0.77%	1.47%
	2016	136	2.215	18.410	622	3.18%	0.20%	0.90%	0.25%	0.95%
DWS Government Money Market VIP:
	2020	867	1.203	13.886	1,977	0.24%	0.00%	0.90%	-0.66%	0.24%
	2019	619	1.208	13.853	1,308	1.80%	0.00%	0.90%	0.86%	1.77%
	2018	664	1.194	13.612	1,354	1.36%	0.00%	0.90%	0.48%	1.39%
	2017	690	1.184	13.425	1,442	0.42%	0.00%	0.90%	-0.44%	0.45%
	2016	664	1.186	13.365	1,416	0.05%	0.00%	0.90%	-0.84%	0.05%

47

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Deutsche Asset & Wealth Management Funds, continued:
DWS High Income VIP:
	2020	94	$3.446	$28.255	$679	5.94%	0.90%	0.90%	5.29%	5.29%
	2019	105	3.273	26.835	853	5.87%	0.90%	0.90%	14.66%	14.66%
	2018	114	2.855	23.404	791	7.95%	0.90%	0.90%	-3.39%	-3.39%
	2017	121	2.955	24.225	865	5.87%	0.90%	0.90%	6.55%	6.55%
	2016	130	2.773	22.736	858	6.04%	0.90%	0.90%	11.86%	11.86%
DWS International Growth VIP:
	2020	0	31.843	31.843	8	1.33%	0.90%	0.90%	21.59%	21.59%
	2019	0	26.188	26.188	7	1.68%	0.90%	0.90%	30.05%	30.05%
	2018	0	20.136	20.136	9	1.02%	0.90%	0.90%	-17.44%	-17.44%
	2017	0	24.388	24.388	11	0.37%	0.90%	0.90%	24.35%	24.35%
	2016	0	19.612	19.612	9	0.84%	0.90%	0.90%	2.79%	2.79%
DWS Multisector Income VIP: (f)
	2020	N/A	23.077	23.077	N/A	N/A	0.90%	0.90%	0.02%	0.02%
	2019	5	23.072	23.072	105	4.41%	0.90%	0.90%	8.25%	8.25%
	2018	6	21.314	21.314	118	8.34%	0.90%	0.90%	-2.54%	-2.54%
	2017	8	21.869	21.869	182	0.83%	0.90%	0.90%	5.83%	5.83%
	2016	9	20.664	20.664	177	7.85%	0.90%	0.90%	-0.40%	-0.40%
DWS Small Cap Index VIP:
	2020	4	36.274	49.422	153	0.91%	0.20%	0.60%	18.72%	19.19%
	2019	4	30.494	41.630	122	1.00%	0.20%	0.60%	24.48%	24.97%
	2018	5	24.449	33.444	112	1.04%	0.20%	0.60%	-11.76%	-11.41%
	2017	5	27.653	37.902	129	0.92%	0.20%	0.60%	13.65%	14.10%
	2016	5	24.284	33.350	118	1.06%	0.20%	0.60%	20.31%	20.79%
DWS Small Mid Cap Growth VIP:
	2020	672	4.519	42.177	4,784	0.04%	0.20%	0.90%	29.02%	29.02%
	2019	718	3.502	32.464	3,966	N/A	0.20%	0.90%	21.32%	22.17%
	2018	755	2.887	26.573	3,424	N/A	0.20%	0.90%	-14.36%	-13.76%
	2017	798	3.371	30.814	4,251	0.10%	0.20%	0.90%	21.03%	21.88%
	2016	820	2.785	25.283	3,601	N/A	0.20%	0.90%	8.10%	8.86%
DWS Small Mid Cap Value VIP:
	2020	1	52.608	52.608	71	1.18%	0.90%	0.90%	-1.68%	-1.68%
	2019	1	53.509	53.509	73	0.81%	0.90%	0.90%	20.43%	20.43%
	2018	2	44.432	44.432	73	1.44%	0.90%	0.90%	-16.77%	-16.77%
	2017	2	53.383	53.383	89	0.75%	0.90%	0.90%	9.54%	9.54%
	2016	2	48.734	48.734	89	0.76%	0.90%	0.90%	15.85%	15.85%
Fidelity Variable Insurance Products Fund:
Fidelity VIP Contrafund:
	2020	28	136.529	136.529	3,764	0.24%	0.90%	0.90%	29.40%	29.40%
	2019	31	105.507	105.507	3,322	0.47%	0.90%	0.90%	30.40%	30.40%
	2018	34	80.908	80.908	2,746	0.73%	0.90%	0.90%	-7.22%	-7.22%
	2017	37	87.200	87.200	3,235	1.02%	0.90%	0.90%	20.79%	20.79%
	2016	37	72.190	72.190	2,651	0.80%	0.90%	0.90%	7.04%	7.04%
Fidelity VIP Equity Income:
	2020	25	31.519	80.349	1,141	1.64%	0.20%	0.90%	5.74%	6.48%
	2019	26	29.660	75.985	1,114	2.03%	0.20%	0.90%	26.31%	27.19%
	2018	28	23.366	60.159	948	2.30%	0.20%	0.90%	-9.11%	-8.48%
	2017	31	25.581	66.193	1,127	1.72%	0.20%	0.90%	11.89%	12.67%
	2016	31	22.750	59.159	1,015	2.20%	0.20%	0.90%	16.97%	17.78%

48

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Fidelity Variable Insurance Products Fund, continued:
Fidelity VIP Growth:
	2020	21	$60.999	$180.671	$1,269	0.07%	0.20%	0.60%	43.04%	43.61%
	2019	23	42.561	126.31	982	0.27%	0.20%	0.60%	33.51%	34.05%
	2018	26	31.815	94.607	817	0.26%	0.20%	0.60%	-0.77%	-0.37%
	2017	26	31.997	95.339	838	0.22%	0.20%	0.60%	34.33%	34.86%
	2016	29	23.772	70.973	681	0.04%	0.20%	0.60%	0.20%	0.60%
Fidelity VIP Growth Opportunities:
	2020	18	124.594	124.594	2,235	0.01%	0.90%	0.90%	67.15%	67.15%
	2019	22	74.538	74.538	1,613	0.16%	0.90%	0.90%	39.58%	39.58%
	2018	24	53.400	53.400	1,296	0.13%	0.90%	0.90%	11.45%	11.45%
	2017	26	47.913	47.913	1,252	0.22%	0.90%	0.90%	33.32%	33.32%
	2016	27	35.940	35.940	958	0.32%	0.90%	0.90%	-0.56%	-0.56%
Fidelity VIP High Income:
	2020	6	22.596	24.980	144	4.81%	0.20%	0.90%	1.83%	2.54%
	2019	6	22.080	24.531	143	5.14%	0.20%	0.90%	14.08%	14.88%
	2018	7	19.259	21.504	140	5.23%	0.20%	0.90%	-4.15%	-3.48%
	2017	9	19.993	22.435	187	5.33%	0.20%	0.90%	5.98%	6.72%
	2016	9	18.771	21.169	184	5.39%	0.20%	0.90%	13.59%	14.38%
Fidelity VIP Index 500:
	2020	6	522.379	522.379	3,178	1.59%	0.90%	0.90%	17.18%	17.18%
	2019	7	445.774	445.774	3,074	1.98%	0.90%	0.90%	30.18%	30.18%
	2018	8	342.432	342.432	2,667	1.95%	0.90%	0.90%	-5.35%	-5.35%
	2017	8	361.780	361.780	2,971	1.81%	0.90%	0.90%	20.63%	20.63%
	2016	8	299.908	299.908	2,494	1.46%	0.90%	0.90%	10.86%	10.86%
Fidelity VIP Overseas:
	2020	4	23.240	46.338	87	0.38%	0.20%	0.60%	14.92%	15.38%
	2019	5	20.182	40.320	92	1.72%	0.20%	0.60%	27.00%	27.51%
	2018	5	15.859	31.747	80	1.66%	0.20%	0.60%	-15.32%	-14.98%
	2017	5	18.690	37.490	94	1.45%	0.20%	0.60%	29.51%	30.03%
	2016	5	14.403	28.948	77	1.42%	0.20%	0.60%	-5.63%	-5.25%
Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets:
	2020	8	22.171	23.756	169	3.75%	0.20%	0.90%	16.14%	16.95%
	2019	7	19.090	20.394	132	0.98%	0.20%	0.90%	25.57%	26.44%
	2018	7	15.203	16.193	103	0.87%	0.20%	0.90%	-16.55%	-15.96%
	2017	6	18.218	19.347	118	1.03%	0.20%	0.90%	39.16%	40.13%
	2016	7	13.027	13.861	95	0.81%	0.20%	0.90%	16.40%	17.21%
Templeton Foreign:
	2020	4	15.847	36.071	56	2.97%	0.20%	0.60%	-1.75%	-1.36%
	2019	3	16.097	36.712	52	1.70%	0.20%	0.60%	11.86%	12.30%
	2018	3	14.362	32.821	45	2.82%	0.20%	0.60%	-15.95%	-15.61%
	2017	3	17.053	39.049	54	2.59%	0.20%	0.60%	16.00%	16.46%
	2016	3	14.672	33.663	46	1.89%	0.20%	0.60%	6.54%	6.96%
Templeton Global Bond:
	2020	3	15.613	36.068	42	10.46%	0.20%	0.60%	-5.85%	-5.47%
	2019	6	16.549	38.307	100	7.00%	0.20%	0.60%	1.40%	1.81%
	2018	6	16.287	37.777	102	N/A	0.20%	0.60%	1.33%	1.73%
	2017	6	16.042	37.282	102	N/A	0.20%	0.60%	1.32%	1.72%
	2016	7	15.802	36.796	104	N/A	0.20%	0.60%	2.33%	2.73%

49

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Invesco Variable Insurance Funds:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth: (h)
	2020	7	$14.768	$14.807	$103	N/A	0.20%	0.60%	47.68%	48.07%
	2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Diversified Dividend:
	2020	4	18.396	23.592	92	2.97%	0.20%	0.60%	-0.46%	-0.06%
	2019	3	18.480	23.605	78	2.84%	0.20%	0.60%	24.35%	24.84%
	2018	4	14.862	18.908	71	2.51%	0.20%	0.60%	-8.13%	-7.76%
	2017	4	16.177	20.499	78	1.65%	0.20%	0.60%	7.93%	8.36%
	2016	4	14.988	18.918	71	1.25%	0.20%	0.60%	14.13%	14.58%
Invesco V.I. Managed Volatility:
	2020	0	22.850	22.850	0	0.01%	0.90%	0.90%	-2.37%	-2.37%
	2019	2	23.405	23.405	54	1.40%	0.90%	0.90%	17.53%	17.53%
	2018	2	19.915	19.915	46	1.79%	0.90%	0.90%	-11.80%	-11.80%
	2017	2	22.579	22.579	53	1.43%	0.90%	0.90%	9.57%	9.57%
	2016	3	20.606	20.606	57	1.85%	0.90%	0.90%	9.63%	9.63%
Invesco V.I. Mid Cap Growth: (g)
	2020	N/A	31.850	35.991	N/A	N/A	0.20%	0.60%	-5.69%	-5.57%
	2019	3	33.750	38.163	88	N/A	0.20%	0.60%	33.54%	34.07%
	2018	3	25.223	28.579	68	N/A	0.20%	0.60%	-6.15%	-5.77%
	2017	3	26.822	30.451	75	N/A	0.20%	0.60%	21.76%	22.25%
	2016	3	21.985	25.009	64	N/A	0.20%	0.60%	0.16%	0.56%
Invesco V.I. Technology:
	2020	4	59.126	65.763	285	N/A	0.20%	0.60%	45.24%	45.82%
	2019	5	40.708	45.098	217	N/A	0.20%	0.60%	35.07%	35.61%
	2018	5	30.139	33.256	165	N/A	0.20%	0.60%	-1.05%	-0.65%
	2017	5	30.459	30.475	167	N/A	0.20%	0.60%	34.33%	34.86%
	2016	5	22.675	24.821	128	N/A	0.20%	0.60%	-1.35%	-0.95%
Janus Henderson Series:
Janus Henderson Balanced:
	2020	59	33.775	106.784	2,012	1.73%	0.20%	0.60%	13.63%	14.08%
	2019	62	29.665	93.975	1,857	1.97%	0.20%	0.60%	21.86%	22.34%
	2018	61	24.296	77.119	1,494	2.29%	0.20%	0.60%	0.08%	0.48%
	2017	62	24.228	77.059	1,509	1.64%	0.20%	0.60%	17.73%	18.19%
	2016	63	20.539	65.456	1,296	2.19%	0.20%	0.60%	3.98%	4.39%
Janus Henderson Enterprise:
	2020	28	58.590	168.847	1,647	0.07%	0.20%	0.60%	18.76%	19.24%
	2019	35	49.236	142.173	1,733	0.21%	0.20%	0.60%	34.68%	35.21%
	2018	38	36.486	105.566	1,382	0.26%	0.20%	0.60%	-1.01%	-0.61%
	2017	39	36.785	106.645	1,441	0.25%	0.20%	0.60%	26.66%	27.17%
	2016	41	28.985	84.197	1,181	0.14%	0.20%	0.60%	11.69%	12.14%
Janus Henderson Flexible Bond:
	2020	5	18.716	32.134	97	2.80%	0.20%	0.60%	9.82%	10.26%
	2019	5	17.008	29.260	89	2.86%	0.20%	0.60%	8.92%	9.35%
	2018	7	15.584	26.864	110	3.16%	0.20%	0.60%	-1.60%	-1.20%
	2017	7	15.805	27.300	108	2.97%	0.20%	0.60%	3.00%	3.41%
	2016	6	15.314	26.504	97	2.74%	0.20%	0.60%	1.86%	2.26%

50

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

		At December 31				For the year ended December 31
		Units	Unit Fair Value		Net Assets(d)	Investment Income	Expense Ratio (b)		Total Return (c)
		(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Janus Henderson Series, continued:
Janus Henderson Forty:
	2020	20	$149.837	$149.837	$2,938	0.26%	0.90%	0.90%	38.16%	38.16%
	2019	21	108.453	108.453	2,322	0.16%	0.90%	0.90%	35.94%	35.94%
	2018	23	79.782	79.782	1,845	N/A	0.90%	0.90%	1.07%	1.07%
	2017	23	78.939	78.939	1,847	N/A	0.90%	0.90%	29.16%	29.16%
	2016	24	61.118	61.118	1,454	N/A	0.90%	0.90%	1.29%	1.29%
Janus Henderson Global Research:
	2020	31	33.576	84.397	1,039	0.67%	0.20%	0.60%	19.34%	19.82%
	2019	31	28.078	70.717	873	1.02%	0.20%	0.60%	28.27%	28.79%
	2018	33	21.846	55.130	731	1.22%	0.20%	0.60%	-7.42%	-7.05%
	2017	33	23.551	59.552	783	0.82%	0.20%	0.60%	26.27%	29.77%
	2016	35	18.614	47.161	655	1.04%	0.20%	0.60%	1.46%	1.86%
Janus Henderson Overseas:
	2020	33	19.637	77.411	639	1.22%	0.20%	0.60%	15.60%	16.06%
	2019	34	16.952	66.963	577	1.70%	0.20%	0.60%	26.26%	26.76%
	2018	43	13.400	53.035	582	1.87%	0.20%	0.60%	-15.45%	-15.11%
	2017	43	15.817	62.729	682	1.71%	0.20%	0.60%	30.34%	30.86%
	2016	44	12.111	48.127	536	4.37%	0.20%	0.60%	-7.01%	-6.64%
Janus Henderson Research:
	2020	32	50.802	95.577	1,588	0.39%	0.20%	0.60%	32.16%	32.69%
	2019	34	38.363	72.319	1,311	0.47%	0.20%	0.60%	34.71%	35.25%
	2018	37	28.421	53.684	1,056	0.59%	0.20%	0.60%	-3.16%	-2.77%
	2017	38	29.290	55.436	1,115	0.40%	0.20%	0.60%	27.12%	27.63%
	2016	40	22.995	43.609	914	0.52%	0.20%	0.60%	-0.10%	0.30%
PIMCO Variable Insurance Trust:
PIMCO International Bond Portfolio (U.S. Dollar-Hedged):
	2020	3	25.371	25.371	80	5.83%	0.90%	0.90%	4.62%	4.62%
	2019	3	24.252	24.252	78	1.79%	0.90%	0.90%	6.05%	6.05%
	2018	3	22.868	22.868	73	1.33%	0.90%	0.90%	1.21%	1.21%
	2017	3	22.595	22.595	70	4.92%	0.90%	0.90%	1.85%	1.85%
	2016	3	22.185	22.185	64	1.42%	0.90%	0.90%	5.53%	5.53%
PIMCO Low Duration:
	2020	3	17.366	17.366	47	1.21%	0.90%	0.90%	2.07%	2.07%
	2019	3	17.014	17.014	50	2.78%	0.90%	0.90%	3.10%	3.10%
	2018	3	16.502	16.502	47	1.95%	0.90%	0.90%	-0.56%	-0.56%
	2017	3	16.595	16.595	43	1.34%	0.90%	0.90%	0.45%	0.450%
	2016	2	16.521	16.521	40	1.34%	0.90%	0.90%	0.50%	0.50%

(a)

This ratio represents dividends, excluding distribution of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes the expense charges that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends in the underlying fund in which the subaccounts invest. N/A is noted if the fund did not pay any dividends or subaccount ceased as an investment option.

(b)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges for each period presented. The ratios include only those expenses that result in a direct reduction to unit values. Charges that require redemption of policy owner units and expenses of the underlying fund are excluded. N/A is noted if the subaccount ceased as an investment option.

51

ZALICO VARIABLE SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Unit Values and Financial Highlights, continued

(c)

Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. N/A is noted if the subaccount ceased as an investment option.

(d)	Net Assets equals Policy Owners’ Equity. N/A is noted if the subaccount ceased as an investment option.
(e)	Effective June 3, 2019, Dreyfus Funds rebranded as BNY Mellon.
(f)	For the period from January 1, 2020 to February 27, 2020 (date of liquidation).
(g)	For the period from January 1, 2020 to April 30, 2020 (date of liquidation).
(h)	For the period from April 30, 2020 (commencement of operations) to December 31, 2020.

(7) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2020, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements

52

Zurich American Life Insurance

Company

Statutory Financial Statements

December 31, 2020 and 2019

For the Years Ended December 31, 2020, 2019

and 2018

And Supplemental Schedules

As of and for the Year Ended December 31, 2020

Zurich American Life Insurance Company

Index

December 31, 2020, 2019 and 2018

Page(s)

Report of Independent Auditors	1-2

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3

Statutory Statements of Operations	4

Statutory Statements of Changes in Capital and Surplus	5

Statutory Statements of Cash Flows	6

Notes to Statutory Financial Statements	7-48

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	50-51

Supplemental Summary Investment Schedule	52

Supplemental Investment Risks Interrogatories	53-54

Supplemental Schedule of Reinsurance Disclosures	55-57

Report of Independent Auditors

To the Board of Directors of Zurich American Life Insurance Company

We have audited the accompanying statutory financial statements of Zurich American Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and December 31, 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and December 31, 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020, and December 31, 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

Emphasis of Matter

As discussed in Note 6 to the financial statements, the Company has entered into significant transactions with its parent company Zurich Insurance Group Ltd and its affiliates, which are related parties. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of assets and liabilities, summary investment schedule, schedule of investment risk interrogatories and schedule of reinsurance disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2021

Zurich American Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2020 and 2019

(in thousands of dollars)	2020	2019
Admitted assets
Cash and invested assets:
Fixed maturities, at amortized cost (fair value of $1,086,055 and $966,876, respectively)	$1,009,428	$924,716
Investment in subsidiary	20,177	18,321
Contract loans	183,094	181,803
Cash, cash equivalents and short-term investments	106,139	103,315
Receivables for securities	678	460

Total cash and invested assets	1,319,516	1,228,615
Federal income tax receivable	8,922	2,649
Other amounts receivable under reinsurance contracts	46,718	53,165
Deferred and uncollected premiums	16,116	9,477
Investment income due and accrued	12,019	7,769
Guaranty funds receivable or on deposit	35	104
Receivable from separate accounts	30,151	29,353
Receivables from parent, subsidiaries and affiliates	459	695
Net deferred income tax asset	1,763	—
Other assets	5,381	2,789
Separate account assets	14,465,829	13,866,716

Total admitted assets	$15,906,909	$15,201,332

Liabilities and Capital and Surplus
Liabilities:
Life and annuity reserves	$605,852	$587,751
Accident and health reserves	—	10,402
Supplemental contracts without life contingencies	4,653	16,485
Claims and benefits payable to policyholders	72,017	68,613

Total policy liabilities	682,522	683,251
Provision for experience rating refunds	456,267	335,932
Other amounts payable on reinsurance	64,614	67,477
Interest maintenance reserve	14,175	6,406
General expenses due or accrued	12,345	5,856
Transfers to Separate Accounts due or accrued	(191)	(524)
Taxes, licenses and fees due or accrued	6,729	12,508
Asset valuation reserve	3,059	2,439
Payable to affiliates	10,981	13,076
Funds held under coinsurance	3,156	2,580
Commission to agents due or accrued	1,246	1,190
Payable for securities	10,504	32,658
Other liabilities	11,368	5,547
Separate account liabilities	14,465,829	13,866,716

Total liabilities	15,742,604	15,035,112

Capital and surplus:
Capital stock ($10 par value – 300,000 authorized shares; 250,000 shares issued and outstanding)	2,500	2,500
Paid-in and contributed surplus	956,970	881,970
Unassigned deficit	(795,165)	(718,250)

Total capital and surplus	164,305	166,220

Total liabilities and capital and surplus	$15,906,909	$15,201,332

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Operations

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018
Income and loss:
Premium and annuity considerations	$614,100	$1,059,782	$(88,411)
Considerations for supplemental contracts with life contingencies	11,454	8,559	7,472
Net investment income	30,431	32,304	20,940
Amortization of interest maintenance reserve	2,102	600	557
Separate accounts fees	499,783	383,620	359,787
Separate account losses	(474)	(84)	(329)
Commissions and expense allowances on reinsurance ceded	46,693	67,464	43,251
Fee income from non-variable separate account funds	1,596	1,559	3,369
Other loss	(314)	(506)	(44)
Gain on sale - Corporate Life and Pension (see footnote 1)	22,025	—	—

Total income	1,227,396	1,553,298	346,592

Benefits and expenses:
Death benefits	352,312	385,247	66,679
Annuity benefits	50,256	26,952	48,512
Disability benefits	1,239	6,182	1,568
Surrender benefits	27,174	306,500	11,419
Interest and adjustments on policy or deposit-type contracts	(8,512)	5,305	4,946
Payments on supplementary contracts with life contingencies	19,247	19,967	19,802
Increase (decrease) in aggregate reserves for life policies and contracts	7,724	129,975	(1,452)
Commissions	77,606	86,708	66,959
General expenses	37,848	40,382	52,408
Insurance taxes, licenses and fees	16,763	14,334	8,138
Increase (decrease) in loading on deferred and uncollected premiums	(89)	108	117
Net transfers from separate accounts	376,903	70,043	11,814
Experience ratings refunds	164,615	397,138	—
Reinsured fees associated with separate accounts	31,773	31,450	31,702
Variable separate account fees ceded and other	91,403	80,461	91,858

Total benefits and expenses	1,246,262	1,600,752	414,470

Net loss from operations before federal income taxes and total realized capital losses after taxes	(18,866)	(47,454)	(67,878)
Federal income tax expense (benefit)	60,245	1,415	(13,271)

Net loss from operations before total realized capital losses after taxes	(79,111)	(48,869)	(54,607)

Net realized capital gains (losses) before taxes	12,613	4,348	(399)
Less: related federal income tax expense (benefit)	2,776	1,223	(56)
Less: realized gains (losses) transferred to the interest maintenance reserve	9,872	3,422	(252)

Total realized capital losses after taxes	(35)	(297)	(91)

Net loss	$(79,146)	$(49,166)	$(54,698)

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	Capital Stock	Paid-in and Contributed Surplus	Unassigned Deficit	Total Capital and Surplus
Balances at December 31, 2017	$2,500	$733,970	$(616,894)	$119,576
Net loss	—	—	(54,698)	(54,698)
Change in:
Net unrealized capital losses, net of tax	—	—	(972)	(972)
Nonadmitted assets	—	—	5,413	5,413
Net deferred tax asset	—	—	1,379	1,379
Asset valuation reserve	—	—	378	378
Paid in capital	—	56,000	—	56,000
Surplus as a result of reinsurance	—	—	(149)	(149)
Miscellaneous surplus adjustment	—	—	(167)	(167)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(192)	(192)

Balances at December 31, 2018	$2,500	$789,970	$(665,902)	$126,568
Net loss	—	—	(49,166)	(49,166)
Change in:
Net unrealized capital losses, net of tax	—	—	(2,521)	(2,521)
Nonadmitted assets	—	—	(12,711)	(12,711)
Net deferred tax asset	—	—	12,930	12,930
Liability for unauthorized reinsurance			(52)	(52)
Asset valuation reserve	—	—	(489)	(489)
Paid in capital	—	92,000	—	92,000
Surplus as a result of reinsurance	—	—	(148)	(148)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(191)	(191)

Balances at December 31, 2019	$2,500	$881,970	$(718,250)	$166,220
Net loss	—	—	(79,146)	(79,146)
Change in:
Net unrealized capital losses, net of tax	—	—	1,875	1,875
Nonadmitted assets	—	—	(95,277)	(95,277)
Net deferred tax asset	—	—	96,887	96,887
Liability for unauthorized reinsurance	—	—	(264)	(264)
Asset valuation reserve	—	—	(620)	(620)
Paid in capital	—	75,000	—	75,000
Surplus as a result of reinsurance	—	—	(162)	(162)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	(208)	(208)

Balances at December 31, 2020	$2,500	$956,970	$(795,165)	$164,305

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Cash Flows

Years Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2020	2019	2018
Cash flow from operating activities:
Premiums collected, net of reinsurance	$739,403	$1,405,446	$(83,398)
Net investment income	28,533	34,865	20,265
Miscellaneous income	569,308	452,052	406,033
Benefits and loss related payments	(449,564)	(688,268)	(151,015)
Net transfers from separate accounts	(376,570)	(73,706)	(7,099)
Commissions, expenses paid and aggregate write-ins for deductions	(407,779)	(655,729)	(279,635)
Federal and foreign income taxes (paid) recovered	(69,293)	7,951	(50,322)

Net cash provided by (used in) operations	34,038	482,611	(145,171)

Cash flow from investing activities:
Proceeds from investments sold, matured or repaid
Fixed maturities	521,628	288,404	198,789
Stocks	—	97	—
Net gains on cash, cash equivalents and short-term investments	114	7	—
Miscellaneous proceeds	—	31,174	1,482

Total investment proceeds	521,742	319,682	200,271

Cost of investments acquired
Fixed maturities	595,802	742,309	102,655
Stocks	—	85	—
Miscellaneous applications	22,372	460	—

Total investments acquired	618,174	742,854	102,655

Net increase in contract loans	1,291	115,709	1,343

Net cash (used in) provided by investments	(97,723)	(538,881)	96,273

Cash flows from financing activities:
Capital contributions	75,000	92,000	56,000
Net deposits on deposit-type funds and other liabilities	(11,832)	(1,462)	1,133
Other cash provided (applied)	3,341	(6,050)	7,673

Net cash provided by financing and miscellaneous sources	66,509	84,488	64,806

Net change in cash, cash equivalents and short-term investments	2,824	28,218	15,908
Cash, cash equivalents and short-term investments:
Beginning of year	103,315	75,097	59,189

End of year	$106,139	$103,315	$75,097

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

1. The Company and Nature of Operations

Organization and Description of Business

Zurich American Life Insurance Company (“ZALICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, except for New York.

The Company is a wholly owned subsidiary of Zurich American Company, LLC (“ZAC”) (formerly Zurich American Corporation, which converted to a limited liability company effective October 1, 2019), a non-operating holding company incorporated under the laws of the State of Delaware. ZAC is a wholly-owned subsidiary of Zurich Holding Company of America, Inc., (“ZHCA”) a Delaware Corporation, which in turn is a wholly-owned subsidiary of Zurich Insurance Group Ltd. (“ZIG”), a financial services company domiciled in Switzerland.

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to a former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

Effective August 22, 2010, the Company changed its name to ZALICO from Kemper Investors Life Insurance Company (“KILICO”).

Effective November 2, 2020, the Company sold its Corporate Life and Pension business to American Family Life Assurance Company of Columbus (“Aflac”). See Discontinued Operations below for additional information.

In addition to the above transactions, the Company has entered into various affiliated and unaffiliated reinsurance agreements in order to execute strategic transactions and manage various risks to control its net exposures, and limit the volatility of losses, in an effort to protect capital and surplus. These reinsurance transactions have been disclosed in various sections of the following notes to statutory financial statements.

The Company currently markets a variety of life insurance products primarily through independent insurance agents and brokers. The Company’s products include fixed universal life, indexed universal life, level term, guaranteed death benefit, life portability and conversion. The Company also offers a series of private placement products including variable annuity, individual variable universal life and variable life.

Additionally, the Company marketed group term life products, accidental death & dismemberment, group long term disability and short-term disability insurance. These products were primarily sold through the Corporate Life and Pension (“CLP”) business, which was sold to Aflac.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The Company had also previously marketed registered individual and group variable, fixed and market value adjusted deferred annuity products (“DESTINATIONS Products)”, as well as non-registered group variable universal life (“PPVUL”) and business owned life insurance (“BOLI”).

Non-Registered Group Life Insurance

The Company marketed PPVUL and BOLI from 1997 to 2003. BOLI and PPVUL are a form of group life insurance which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or, in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

The Company records as fees cost of insurance charges taken from the separate accounts, which is recorded as separate account fees. Cost of insurance charges ceded to reinsurers are recorded as a reduction of premiums. The BOLI policies are experience rated contracts with profitability based in part on the policyholder’s mortality experience. Separate account fees collected which are expected to be returned to policyholders due to favorable mortality experience are recorded as a liability in the provision for experience rating refunds. Cost of insurance charges collected in excess of amounts needed to pay death benefits, and to establish mortality reserves, are returned to the policyholder as an experience rating refund expense.

Prior to January 1, 2019, Zurich Insurance Company’s Bermuda Branch (“ZIBB”), a branch of Zurich Insurance Company Ltd. (“ZIC”), a wholly-owned subsidiary of ZIG, reinsured 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. On January 1, 2019, the reinsurance treaty with ZIBB was terminated. Under a new arrangement with ZIBB, ZALICO assumed back the responsibility to pay all death benefit payments for certain of the Company’s group variable life insurance contracts.

ZIBB offered a stable value protection (“SVP”) option in conjunction with the BOLI policies. The SVP option allows purchasers of the option to make investments into SVP divisions of the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time. ZIBB continues to provide the SVP option to the policyholder and net amount at risk protection to the Company.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments. Investment income and gains and losses are credited to or charged against the non-guaranteed accounts without regard to other income, gains or losses of the Company. Mortality, policy administration and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the life and annuity reserves line item in the financial statements.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

BFP Securities LLC

BFP Securities LLC (“BFPS”) and Investment Distributors, Inc. (“IDI”), an affiliate of Protective Life, are the principal underwriters for ZALICO’s variable separate accounts. BFPS is also the primary wholesaling distributor of ZALICO’s BOLI and mortality-based funding products. BFPS is a wholly owned subsidiary of Benefit Finance Partners, LLC (“BFP”). BFP is 50% owned by Bancorp Services, L.L.C. (“Bancorp”), an unaffiliated party, and 50% owned by Zurich Benefit Finance LLC (“ZBF”), an affiliate of ZALICO.

Discontinued Operations in 2020

On March 19, 2020, an agreement was executed between ZALICO and the Company’s wholly-owned subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”) (ZALICO and ZALICONY, collectively the “Companies”), ZHCA, ZIC, Aflac and American Family Life Assurance of New York (“Aflac NY”) to sell the Companies’ CLP business. The transaction closed on November 2, 2020. Part of the transaction required the recapture of CLP net liabilities previously ceded to ZIC as of the closing date, and, subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of November 2, 2020.

In addition, the Companies and Aflac entered into an agreement with Benefit Harbor LP to transfer the assets and employees of Benefit Harbor Insurance Services, LLC, the third-party administrator for the Companies CLP business. The Companies, Aflac and Aflac NY also entered into Administrative Services Agreements where the Companies will front CLP business directly written by the Companies for effective dates up to and including January 1, 2022 to Aflac and Aflac NY in exchange for a fronting fee to be determined as a percentage of premiums written and fees collected.

There were no assets for the CLP business on ZALICO’s balance sheet and, as a result, held-for-sale classification was not required. ZALICO recorded a pre-tax gain of $22.0 million related to the discontinued operations sold to Aflac, equal to the fair value of consideration received less the costs to sell.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only Statements of Statutory Accounting Principles (“SSAP” or “Statutory Basis of Accounting”) prescribed or permitted by the State of Illinois for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Illinois Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“the Manual”) has been adopted as a component of prescribed or permitted practices by the State of Illinois.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The statutory basis of accounting differs from accounting principles generally accepted in the United States (“US GAAP”) in certain respects, which in some cases may be material. The primary differences between the statutory basis of accounting and US GAAP are noted below in each of the following sections:

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand, deposits in banks and other investments, with an original maturity of 90 days or less. Cash and cash equivalents are carried at cost, which approximates fair value as required by the NAIC. Investments in money market mutual funds are carried at fair value or net asset value (“NAV”) as a practical expedient as required by the NAIC. Under US GAAP, cash and cash equivalents are carried at fair value.

Investments

Investments are valued as prescribed by the NAIC and as required by the Illinois Department of Insurance. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Fixed maturities – At cost, adjusted for amortization of premium or discount. Fixed maturities with NAIC designations of 6 are reported at the lower of amortized cost or fair value. All other fixed maturities are reflected at amortized cost. Discount or premium on fixed maturities is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any fixed maturity call or sinking fund feature. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity.

•

Loan-backed securities – Included within the fixed maturities, loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from the respective asset managers and the prepayment windows and/or cash flows were obtained from Bloomberg. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the prospective adjustment method to securities purchased prior to that date. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable are written down to the present value of expected cash flows to be received. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity.

•

Investment in subsidiary – The Company’s investment in the common stock of its wholly owned insurance subsidiary is accounted and reported under the equity method as described in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities,” and valued in accordance with section 3(ii) (D) of the NAIC Valuations Securities manual and reported based on the statutory capital and surplus of the subsidiary. Changes in the carrying value of such investments are reflected as unrealized gains or losses in capital and surplus.

•	Short-term investments – The Company records short-term investments at cost or amortized cost.

•

Contract loans are carried at the aggregate of the unpaid balance provided the unpaid balance does not exceed either cash surrender value of the policy or the policy reserves. The excess of the unpaid loan balance over the cash surrender value is nonadmitted and reflected as an unrealized capital loss.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

•

Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed securities, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value (or “fair value”) during the fiscal year in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed, and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains and losses. All loan-backed and structured securities were reviewed to determine if there were any indications of potential for other than temporary impairment classification (“OTTI”). Where such an indication existed, cash flow and credit support analyses were performed. If it was determined that the Company was to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R, “Loan-Backed and Structured Securities.” Other than the recognized OTTI on loan-backed securities disclosed in footnote 3, the Company did not recognize OTTI on fixed maturities.

In determining fair market value, for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used. Differences between cost and admitted asset investment carrying amounts are credited and charged directly to unassigned surplus rather than to a separate component of stockholder’s equity and other comprehensive income.

Investment Income and Realized Gains and Losses

Investment income is recorded when earned. All investment income due and accrued amounts that are over 90 days past due, are excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2020 or 2019.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the interest maintenance reserve (“IMR”) and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses are credited or charged to surplus, net of deferred tax.

Reserves

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under US GAAP, no such liability is established.

Interest Maintenance Reserve

An IMR is provided as required by the Illinois Department of Insurance in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by US GAAP.

Life and Annuity Reserves

Life and annuity reserves under statutory accounting practices are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and Company experience. Under the statutory basis

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

of accounting, the NAIC Reserve Valuation Method is used for the majority of individual insurance reserves; under US GAAP, individual insurance policyholder liabilities for traditional forms for insurance are generally established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SSAP; under US GAAP, policy valuation assumptions are based upon best estimates as the date of the policy is issued, with provisions for the risk of adverse deviation.

Certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” under SSAP and, accordingly, premiums associated with these contracts are reported as revenues. Under US GAAP, the Company’s deferred annuities are classified as either “insurance contracts” of “investment contracts” and, accordingly, for those annuities, premiums are not reported as revenues. Amounts received for investment contracts are also not reported as policy liabilities and insurance reserves under US GAAP.

Under SSAP, the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under US GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

Liabilities for policy reserves on annuity contracts are calculated based on CARVM. Interest crediting rates under the contracts’ accumulation periods range from 0% to 7%. Guarantee periods range from one to ten years with minimum interest rate guarantees ranging from 0% to 5%.

Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner’s Standard Ordinary (“CSO”) table assuming interest rates ranging from 3% to 6%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. Surrender values promised in excess of the legally computed reserves, if any, would be included as a component of reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding an additional one half of the net valuation premium for the modal period.

Principles-based Reserving

In June 2016, the NAIC adopted a recommendation to activate a principles-based reserving (“PBR”) approach for life insurance products in order to more accurately reflect the risks or costs of the liability or obligations of the insurer. During 2020, the Company implemented PBR for individual life policies under Section 20 of the Valuation Manual (“VM-20”) with issue dates of January 1, 2020 and later. Due to the Company’s reinsurance agreements currently in place, there was no net impact to the Company.

The Company also implemented PBR for variable annuity contracts and certain other policies and contracts under Section 21 of the Valuation Manual (“VM-21”) for all contracts in force. Due to the Company’s reinsurance agreements currently in place, the Company has only retained $3.9 million of such reserves as of

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

December 31, 2020. As the cumulative effect of the change as of January 1, 2020 of approximately $815,000 was deemed immaterial by the Company, the Company reflected the decrease to benefits through the statement of operations rather than directly to unassigned surplus.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under US GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For US GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under US GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve. Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under US GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately.

Reinsurance

Assets and liabilities are reported gross of reinsurance under US GAAP and net of reinsurance under the statutory basis of accounting. Certain reinsurance transactions are accounted for as financing transactions under US GAAP and as reinsurance for statutory accounting purposes. Transactions recorded as financing have no impact on premiums or losses incurred, while under the statutory basis of accounting, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses. Reserves and reinsurance recoverables on unpaid claims on reinsured business are netted with aggregate reserves and the liability for life policy claims, respectively. Under US GAAP, these reinsured amounts are reflected as an asset.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under US GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for US GAAP purposes.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

During 2020, the COVID-19 pandemic has negatively impacted the US and global economies and created impacts and risks to the Company’s business. As of December 31, 2020, COVID-19 related impacts to the Company have been immaterial. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic.

Guaranty Fund Assessments

The Company is liable for guaranty fund assessments (‘GFA”) related to certain unaffiliated life insurance companies that have become insolvent during the years 2020 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of expected future premium tax recoveries) that the Company believes will be assessed in the future. According to SSAP No. 35R, “Guaranty Fund and Other Assessments,” such liabilities and estimated premium tax credits, as well as the estimated GFA recoverable for the ceded portion of the future liabilities, are presented separately in the balance sheet. The majority of the GFA liability is ceded to Protective Life.

The Company’s guaranty fund liability is $10,298,000 at both December 31, 2020 and 2019. Amounts recoverable from reinsurers related to GFA liabilities are $9,589,000 and $9,665,000 at December 31, 2020 and 2019, respectively. The amount and period over which the GFA liabilities are expected to be paid varies by insolvency. Future premium tax recoveries total $35,000 and $104,000 at December 31, 2020 and 2019, respectively. Premium tax recoveries vary by state and generally range between five to twenty years.

Separate Accounts

The assets of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the separate accounts are carried at the fair value of the underlying contracts. The difference between the fair values of the contracts, and their termination value, is recorded as a negative liability for transfers to separate accounts due or accrued. Changes in termination value of the contracts are recognized through the Company’s net loss from operations as a component of net transfers to (from) the separate accounts

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

rather than directly to surplus. The assets are invested primarily in a series of mutual funds managed by DWS Investment Management Americas, Inc., and other unaffiliated mutual fund managers.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims and other claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. An additional protection is the existence of a security trust. Several of the Company’s reinsurance contracts require that the reinsurer fund a trust and/or letters of credit, with the fair value of the assets at least equal to the book value of the statutory liabilities reinsured.

Federal Income Taxes

The Company has applied the NAIC SAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred tax assets (“DTA”) and liabilities (“DTL”) are recognized as adjustments to surplus. DTAs are first subjected to a valuation allowance assessment.

Net DTAs remaining after the valuation allowance assessment are considered admitted assets based upon specific criteria, which consider the reversal pattern of DTAs and surplus. The reversal pattern and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The Company records interest and penalties related to income tax contingencies as a component of income tax expense.

Nonadmitted Assets

Certain assets, designated as “nonadmitted assets,” such as investment income due and accrued exceeding 90 days, deferred income tax in excess of permitted amounts, EDP, equipment, etc., have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus through a direct charge against unassigned surplus.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the US GAAP presentation. The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with maturity of one year or less when purchased, to be short-term investments.

Reclassifications

Certain amounts in 2019 and 2018 have been reclassified to conform to the current year’s presentation.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

3. Investments

The components of investment income by type of investment for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018
Fixed maturities	$26,345	$28,179	$18,427
Contract loans	6,325	3,829	3,086
Cash, cash equivalents and short-term investments	427	1,719	910
Other	—	1	87

Gross investment income	33,097	33,728	22,510
Less: Investment expenses	(2,666)	(1,424)	(1,570)

Net investment income	$30,431	$32,304	$20,940

Investment expenses included the following fees paid to the Company’s various affiliated and non-affiliated investment managers:

(in thousands of dollars)	2020	2019	2018
Fees paid to investment managers:
Affiliated investment managers:
Zurich Investment Services Limited	$304	$362	$228
Zurich Global Investment Management	892	825	780
Farmers Group Inc.	131	125	121
Non-affiliated investment managers:
Prudential Private Placement Investors L.P.	201	213	206
DWS Investment Management Americas, Inc.	267	227	228
Pinebridge	229	176	—
Goldman Sachs	289	94	—
Custody fees	346	(603)	—
Other investment expenses	7	5	7

Total investment expenses	$2,666	$1,424	$1,570

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities based on specific identification.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Realized investment gains and losses for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	2020	2019	2018
Fixed maturities	$12,496	$4,340	$(402)
Cash, cash equivalents, and short term	117	8	3

	12,613	4,348	(399)
Less: Capital gains tax (benefit)	(2,776)	(1,223)	56

	9,837	3,125	(343)
Less: IMR transfers net of tax	(9,872)	(3,422)	252

Total realized capital losses after taxes	$(35)	$(297)	$(91)

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities, as of December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Fixed maturities
U.S. government	$344,033	$8,539	$(245)	$352,327
Other governments	18,882	361	—	19,243
Political subdivisions	4,351	1,586	—	5,937
Special revenues	97,351	7,313	(66)	104,598
Industrial and miscellaneous (unaffiliated)	544,518	59,253	(101)	603,670
Hybrid securities	293	—	(13)	280

Total fixed maturities	$1,009,428	$77,052	$(425)	$1,086,055

(in thousands of dollars)	2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Fixed maturities
U.S. government	$281,190	$4,748	$(169)	$285,769
Other governments	24,721	293	—	25,014
Political subdivisions	3,716	1,104	—	4,820
Special revenues	92,198	4,764	(143)	96,819
Industrial and miscellaneous (unaffiliated)	522,225	31,839	(336)	553,728
Hybrid securities	665	61	—	726

Total fixed maturities	$924,716	$42,809	$(649)	$966,876

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Unrealized Losses on Fixed Maturities

Fair value and gross unrealized losses of fixed maturities as of December 31, 2020 and 2019 for securities that were in an unrealized loss position were as follows:

(in thousands of dollars)	2020
	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Estimated Unrealized Losses
Fixed maturities
U.S. government	$47,692	$(245)	$—	$—
Industrial and miscellaneous (unaffiliated)	7,038	(49)	—	—
Hybrid securities	280	(13)	—	—
Loan-backed securities	11,862	(63)	8,646	(55)

Total fixed maturities	$66,872	$(370)	$8,646	$(55)

(in thousands of dollars)	2019
	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Estimated Unrealized Losses
Fixed maturities
U.S. government	$44,955	$(169)	$—	$—
U.S. political subdivision bonds	1,193	—	—	—
Industrial and miscellaneous (unaffiliated)	29,290	(106)	3,278	(41)
Loan-backed securities	35,251	(182)	18,003	(151)

Total fixed maturities	$110,689	$(457)	$21,281	$(192)

As of December 31, 2020 and 2019, fixed maturities represented 100% of the Company’s total unrealized loss amount for both years and totaled 82 and 163 securities, respectively.

As of December 31, 2020 and 2019, fixed maturities in an unrealized loss position for less than 12 months were comprised of 57 and 100 securities, respectively, of which 100% of fair value of $66,871,953 and $110,689,333, respectively, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position for greater than 12 months as of December 31, 2020 and 2019 were comprised of 25 and 63 securities with a total fair value of $8,646,043 and $21,281,110, respectively. The unrealized loss of $54,908 and $192,552 at December 31, 2020 and 2019, respectively, relates to industrial and miscellaneous and loan-backed securities.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Concentrations of Credit Risk

The Company is not exposed to any significant concentration of credit risk of a single or group non-governmental issuer. Concentration of credit risk could exist when changes in economic, industry or geographic factors similarly affect groups of counter-parties whose aggregate credit exposure is material in relation to the Company’s total exposure.

Loan-Backed Securities

Loan-backed securities with evidence of deterioration of credit quality, for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired as their carrying value was less than the present value of their projected cash flows that were held as of December 31, 2020 and 2019 were as follows:

2020
CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
36228FEC6	$135,734	$134,492	$(1,242)	$134,492	$154,137	9/30/2020
22540VG71	53,278	52,040	(1,238)	52,040	65,101	9/30/2020

Total	$189,012	$186,532	$(2,480)	$186,532	$219,238

2019
CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22540VG71	$62,129	$57,863	$(4,266)	$57,863	$69,807	12/31/2019

Total	$62,129	$57,863	$(4,266)	$57,863	$69,807

Maturities of Fixed Maturities

The amortized cost and estimated fair value of fixed maturities, by contractual maturity, at December 31, 2020 and 2019 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

securities provide for periodic payments throughout their life. As the stated maturities of such securities may not be indicative of actual maturities, the totals for mortgage-backed securities are shown separately.

(in thousands of dollars)	2020		2019
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in 1 year or less	$70,128	$70,732	$110,269	$110,652
Due after 1 year through 5 years	380,284	393,198	281,080	287,093
Due after 5 years through 10 years	265,797	285,242	226,090	234,537
Due after 10 years	122,333	158,465	124,585	149,107

	838,542	907,637	742,024	781,390
Mortgage-backed securities	170,886	178,418	182,693	185,486

	$1,009,428	$1,086,055	$924,716	$966,876

Proceeds from fixed maturities and gross realized gains and losses for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2020
Long term fixed maturities	$12,952	$(502)	$521,628
Short term fixed maturities	1	—	12,094
2019
Long term fixed maturities	$4,600	$(272)	$288,404
Short term fixed maturities	4	—	11,017
2018
Long term fixed maturities	$739	$(1,141)	$100,404
Short term fixed maturities	10	(7)	4,960

Fixed maturities with an amortized cost of $3,973,172 and $4,215,611 were on deposit with regulatory authorities at December 31, 2020 and 2019, respectively, to satisfy regulatory requirements. The fair value of these securities was $3,973,883 and $4,223,505 as of December 31, 2020 and 2019, respectively.

Restricted Assets

As of December 31, 2020 and 2019, the Company has the following restricted assets:

2020
Gross Restricted										Percentage
Current Year
(in thousands of dollars)
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total Non- Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Asset	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	$3,973	$—	$—	$—	$3,973	$4,216	$(243)	$—	$3,973	0.025%	0.025%

Total restricted assets	$3,973	$—	$—	$—	$3,973	$4,216	$(243)	$—	$3,973	0.025%	0.025%

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

2019
Gross Restricted										Percentage
Current Year
(in thousands of dollars)
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total Non- Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Asset	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	$4,216	$—	$—	$—	$4,216	$4,253	$(37)	$—	$4,216	0.00%	0.00%

Total restricted assets	$4,216	$—	$—	$—	$4,216	$4,253	$(37)	$—	$4,216	0.00%	0.00%

4. Fair Value of Financial Instruments

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1

Securities valued based on directly observable market prices and are traded in active markets; securities valued on unadjusted quoted prices, if not actively traded. Level 1 securities include money market funds and exchange traded equity and derivative securities.

Level 2	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets

b.	Quoted prices for identical or similar assets or liabilities in nonactive markets

c.	Inputs other than quoted market prices that are observable

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

At the end of each reporting period, the Company evaluates whether or not an event has occurred that would transfer any of these securities between Level 1 and Level 2. This policy also applies to transfers in and out of Level 3.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Fair Values of Financial Instruments and its Levels within Fair Value Hierarchy

The following table provides information as of December 31, 2020 and 2019 about the fair values and certain admitted values of the Company’s financial instruments and its levels within the fair value hierarchy:

(in thousands of dollars)	2020
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed maturities	$1,086,055	$1,009,428	$—	$1,075,121	$10,934	$—
Cash, cash equivalents and short-term investments	106,139	106,139	101,854	4,285	—	—
Receivable for securities	678	678	678	—	—	—
Contract loans	183,094	183,094	—	—	—	183,094
Accrued investment income	12,019	12,019	12,019	—	—	—
Separate account assets	14,465,829	14,465,829	2,329,618	11,106,111	1,030,100	—

Total assets	$15,853,814	$15,777,187	$2,444,169	$12,185,517	$1,041,034	$183,094

Liabilities
Deposit type contracts	$4,653	$4,653	$—	$4,653	$—	$—
Separate account liabilities	14,465,829	14,465,829	—	14,465,829	—	—

Total liabilities	$14,470,482	$14,470,482	$—	$14,470,482	$—	$—

(in thousands of dollars)	2019
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed maturities	$966,876	$924,716	$—	$959,128	$7,748	$—
Cash, cash equivalents and short-term investments	103,324	103,315	93,414	9,910	—	—
Receivable for securities	460	460	460	—	—	—
Contract loans	181,803	181,803	—	—	—	181,803
Accrued investment income	7,769	7,769	7,769	—	—	—
Separate account assets	13,866,716	13,866,716	1,989,945	11,068,931	807,840	—

Total assets	$15,126,948	$15,084,779	$2,091,588	$12,037,969	$815,588	$181,803

Liabilities
Deposit type contracts	$16,485	$16,485	$—	$16,485	$—	$—
Separate account liabilities	13,866,716	13,866,716	—	13,866,716	—	—

Total liabilities	$13,883,201	$13,883,201	$—	$13,883,201	$—	$—

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Changes in Level 3 Assets Measured at Fair Value

The following table summarizes the changes in Separate Account assets classified as Level 3 for the years ended December 31, 2020 and 2019. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	2020
	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Total Gains/ (Losses) Included in Surplus	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value
Separate account assets	$807,840	$82,501	$8,203	$206,080	$(74,524)	$—	$1,030,100

(in thousands of dollars)	2019
	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Total Gains/ (Losses) Included in Surplus	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value
Separate account assets	$538,425	$33,215	$4,217	$286,971	$(54,988)	$—	$807,840

Methods and Assumptions to Estimate Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2020 and 2019:

•

Fixed maturities – The estimated fair value of fixed maturities is valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO, then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of fair value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

•	Contract loans – The carrying amounts of these items approximate fair market values because interest rates are generally variable and based on current market rates.

•	Cash, cash equivalents and short-term investments – The carrying amounts of these items approximate fair value.

•	Deposit-type contracts – The estimated fair value is currently equal to book value and is based on the present value of the future payments.

•

The separate accounts assets are carried at fair value based on the reported NAV per share of the respective portfolios at December 31, 2020 and 2019. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate account liabilities are a reasonable estimate of their fair value.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

5. Income Taxes

Components of DTAs and DTLs at December 31, 2020 and 2019, as well as the related changes, comprise the following components:

(in thousands of dollars)	2020
	Ordinary	Capital	Total
Gross deferred tax assets	$173,273	$986	$174,259
Deferred tax assets nonadmitted	166,150	105	166,255

Subtotal net admitted deferred tax asset	7,123	881	8,004
Deferred tax liabilities	6,241	—	6,241

Net admitted deferred tax asset	$882	$881	$1,763

(in thousands of dollars)	2019
	Ordinary	Capital	Total
Gross deferred tax assets	$72,482	$2,683	$75,165
Deferred tax assets nonadmitted	68,453	2,683	71,136

Subtotal net admitted deferred tax asset	4,029	—	4,029
Deferred tax liabilities	4,029	—	4,029

Net admitted deferred tax asset	$—	$—	$—

(in thousands of dollars)	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$100,791	$(1,697)	$99,094
Deferred tax assets nonadmitted	97,697	(2,578)	95,119

Subtotal net admitted deferred tax asset	3,094	881	3,975
Deferred tax liabilities	2,212	—	2,212

Net admitted deferred tax asset	$882	$881	$1,763

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The SSAP No. 101 admission calculation components at December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,763	$1,763
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	24,840
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	6,241	—	6,241

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$6,241	$1,763	$8,004

Ratio percentage used to determine recovery period and threshold limitation amount			876%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$165,601

(in thousands of dollars)	2019
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	25,299
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	4,029	—	4,029

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$4,029	$—	$4,029

Ratio percentage used to determine recovery period and threshold limitation amount			939%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$168,657

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	Change
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,763	$1,763
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	—
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	2,212	—	2,212

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$2,212	$1,763	$3,975

Ratio percentage used to determine recovery period and threshold limitation amount			-63%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$(3,056)

The impact of tax planning strategies at December 31, 2020 and 2019 includes:

(in thousands of dollars)	2020		2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	$173,273	$986	$72,482	$2,683	$100,791	$(1,697)
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs	$7,123	$881	$4,029	$—	$3,094	$881
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred consist of the following major components for the years ended December 31, 2020 and 2019:

(in thousands of dollars)	2020	2019	Change
Federal	$60,245	$1,415	$58,830
Foreign	—	—	—

Subtotal	60,245	1,415	58,830
Federal income tax on net capital gains	2,776	1,223	1,553

Federal and foreign income taxes incurred	$63,021	$2,638	$60,383

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

As of December 31, 2020 and 2019, the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

(in thousands of dollars)	2020	2019	Change
Deferred tax assets
Ordinary:
Unearned premium reserves	$29	$5	$24
Policyholder reserves	101,667	6,227	95,440
Deferred acquisition costs	69,774	64,602	5,172
Nonadmitted assets	480	397	83
Compensation and benefits accrual	428	648	(220)
Accruals not currently deductible	272	62	210
Other	623	541	82

	173,273	72,482	100,791
Nonadmitted deferred tax assets	(166,150)	(68,453)	(97,697)

Admitted ordinary deferred tax assets	7,123	4,029	3,094

Capital:
Investments	578	575	3
Other	408	2,107	(1,699)

	986	2,682	(1,696)
Nonadmitted deferred tax assets	(105)	(2,682)	2,577

Admitted capital deferred tax assets	881	—	881

Admitted deferred tax assets	8,004	4,029	3,975

Deferred tax liabilities
Ordinary:
Policyholder reserves	2,080	2,546	(466)
Fixed assets	33	112	(79)
Investments	746	801	(55)
Deferred and uncollected premium	3,382	570	2,812

Total deferred tax liabilities	6,241	4,029	2,212

Net admitted deferred tax assets	$1,763	$—	$1,763

The change in net deferred income taxes, net of any valuation allowance, is composed of the following:

(in thousands of dollars)	2020	2019	Change
Total deferred tax assets	$174,259	$75,165	$99,094
Total deferred tax liabilities	6,241	4,029	2,212

Net deferred tax asset	$168,018	$71,136	96,882

Tax effect of unrealized gains			5

Change in net deferred income tax asset			$96,887

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% for 2020, 2019 and 2018 to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2020	2019	2018
Pre-tax income from operations	$(18,866)	$(47,454)	$(67,878)
Pre-tax realized capital gains (losses) before transfer to IMR	2,741	926	(147)

Total pre-tax income	$(16,125)	$(46,528)	$(68,025)

Provision computed at statutory rate	$(3,386)	$(9,771)	$(14,285)
Amortization of interest maintenance reserve	1,632	593	(170)
Separate accounts dividend received deduction	(749)	(738)	(867)
Ceding commission included in surplus	(78)	(71)	(72)
Nonadmitted assets	(89)	35	1,487
Provision to return	(22,138)	(153)	(19)
Rate adjustment P&L	—	—	(118)
IRS Audit Adjustment	—	(46)	(70)
Life Loss Carryback - CARES Act	(9,087)	(22,035)	—
Base Erosion and Anti-Abuse Tax		21,833	—
Other	29	61	(74)

Total statutory income taxes	$(33,866)	$(10,292)	$(14,188)

Federal income tax incurred	$60,245	$1,415	$(13,271)
Tax on capital gains (losses)	2,776	1,223	(56)
Less: Change in net deferred income tax	(96,887)	(12,930)	(861)

Total statutory income taxes	$(33,866)	$(10,292)	$(14,188)

As of December 31, 2020, the Company did not have any operating loss carryforwards.

The Tax Cuts and Jobs Act (“TCJA”) modified the provision on recoupment in the event of net loss. Net losses for life companies are no longer carried back and are carried forward indefinitely without expiration.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in 2020 and modified the net operating loss carryback rules. The CARES Act change allows companies a carryback period for any losses arising from the 2018, 2019 and 2020 years, and the provision expired at December 31, 2020. The Company intends to file a carryback claim for a loss generated in year 2018.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Service Code as of December 31, 2020.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The Company’s federal income tax return is consolidated with the following entities, with ZHCA as the parent:

American Guarantee and Liability Insurance Company

American Zurich Insurance Company

Colonial American Casualty & Surety Company

Empire Fire and Marine Insurance Company

Empire Indemnity Insurance Company

Fidelity & Deposit Company of Maryland

Hoplite Reinsurance Company of Vermont, Inc.

Rural Community Insurance Company

Steadfast Insurance Company

Sea Pine Technologies, Inc.

The Zurich Services Corporation

Universal Underwriters Insurance Company

Universal Underwriters of Texas Insurance Company

Universal Underwriters Service Corporation

Vehicle Dealer Solutions, Inc.

Zurich Agency Services, Inc.

Zurich Alternative Asset Management, LLC

Zurich American Insurance Company

Zurich American Insurance Company of Illinois

Zurich American Life Insurance Company

Zurich American Life Insurance Company of New York

Zurich American Puerto Rico Insurance Company

Zurich CZI Management Holding, Ltd.

Zurich E & S Insurance Brokerage, Inc.

Zurich F & I Reinsurance T & C Limited

Zurich Global, Ltd.

Zurich Global Investment Management Inc.

Zurich Holding Company of America, Inc.

Zurich Latin America Corporation

Zurich Realty, Inc.

Zurich Warranty Solutions, Inc.

A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company’s significant tax jurisdiction is US Federal tax. The Company joins with its US parent, ZHCA and other affiliates, in filing a consolidated US federal income tax return. The statutes of limitations for all tax returns through the year ended December 31, 2016 are closed, and all Internal Revenue Service (“IRS”) examinations are closed through tax year 2017. The Company is currently under the IRS Compliance Assurance Process (“CAP”) audit for tax years 2018 and 2019.

At December 31, 2020, the Company did not have any uncertain tax positions. Based upon existing information, the Company does not anticipate any expected development for uncertain tax positions in the next twelve months.

As of December 31, 2020, the Company has not recognized any amounts for interest or penalties related to uncertain tax positions. However, in the event the Company determines a change in liability is appropriate in the future, interest or penalty related to an uncertain tax position will be recognized as a component of the income tax provision.

No Repatriation Transition Tax reported as of December 31, 2020 and 2019.

No Alternative Minimum Tax (“AMT”) Credit recognized as of December 31, 2020 or 2019.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

6. Information Concerning Parent, Subsidiaries and Affiliates

On September 2, 2010, the Company established ZALICONY. The carrying value of ZALICONY as of December 31, 2020 and 2019 is $20,177,074 and $18,321,279, respectively. The Company has entered into a related party services agreement with ZALICONY.

On August 6, 2020, the Company received a capital contribution of $35,000,000 from ZAC. On September 18, 2020, and December 15, 2020, two additional capital contributions of $20,000,000 each were received from ZAC.

On March 25, 2019 and June 24, 2019, the Company received two capital contributions of $15,000,000 each from ZAC. Additionally, $21,000,000 was received on September 30, 2019 as part of capital restructuring (discussed below) and another $41,000,000 was received on December 23, 2019.

ZALICO entered into an agreement dated September 27, 2019 with ZAC pursuant to which ZAC transferred (i) 250,000 common shares of ZALICO and (ii) $21,000,000 to ZALICO in exchange for 250,000 newly issued common shares of ZALICO at the same share price of $10 per share.

On March 22, 2018 and June 20, 2018, the Company received two capital contribution of $10,000,000 each from ZAC. Additionally, $4,000,000 was received on September 24, 2018 and another $32,000,000 was received on December 21, 2018.

At December 31, 2020 and 2019, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2020	2019
Zurich American Life Insurance Company of New York	$128	$598
Zurich Global Employee Benefits Solutions	330	97
The Zurich Services Corporation	1	—

Receivable from related party	$459	$695

Zurich Holding Company of America, Inc.	(6,454)	—
Zurich American Insurance Company	(3,910)	(12,727)
Zurich Investment Global Management Inc.	(411)	—
ZNA Services, LLC	(82)	(276)
Zurich Insurance Company HQE	(61)	—
Centre Group Holdings (U.S.) Limited	(34)	(34)
Zurich Services US LLC	(29)	(38)
The Zurich Services Corporation	—	(1)

Payable to related party	$(10,981)	$(13,076)

Net payable to related party	$(10,522)	$(12,381)

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

For the years 2020, 2019 and 2018, the Company incurred the following amounts of expense in association with services, such as administrative services, advisory services, claim services and risk engineering services, provided by related parties:

(in thousands of dollars)	2020	2019	2018
Zurich American Insurance Company	$8,998	$8,891	$10,672
ZNA Services LLC	1,158	1,310	1,093
Zurich Global Investment Management Inc.	892	825	—
Zurich Insurance Group	690	851	—
Zurich Investment Services	327	391	—
Zurich Services US LLC	290	430	—
Farmers Group, Inc.	131	125	—
The Zurich Services Corporation	14	14	—
Centre Group Holdings (U.S.) Limited	—	352	8
Zurich American Life Insurance Company of New York	(708)	(1,049)	(1,277)
Zurich Global Employee	(988)	(1,163)	—

Expenses incurred in association with services provided by related parties	$10,804	$10,977	$10,496

Related party receivables and payables are settled as provided in its agreements, generally within 45 days from date of invoice.

The Company has a service agreement, technology support agreement, and license and service agreement with Bancorp and ZBF. Bancorp is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies. ZBF is appointed to be the product technology support provider in the administration of certain private placement variable life insurance policies issued by the Company. The Company’s license and service agreement with Bancorp and ZBF governs the terms and conditions under which certain technology may be used in the administration of certain private placement variable life insurance policies issued by the Company that includes illustration software license.

The Company has a principal underwriter agreement and service agreements with BFPS. BFPS is the principal underwriter for a closed block of the Company’s variable, fixed and market value-adjusted annuities. BFPS provides certain services for the distribution of the Company’s private placement variable life insurance and variable annuity policies. BFPS also provides certain services relating to certain employees and independent contractors of the Company becoming and remaining registered representatives of BFPS.

The Company has a Stable Value Protection Option Master Agreement (whereby the Company is acting on behalf of the sub-divisions of the Stable-Value-Protected Divisions of the ZALICO Variable Series I Separate Account) with ZIBB.

The Company has a Real Estate Advisory Agreement with its affiliate Zurich Global Investment Management Inc. (“ZGIM”), under which ZGIM may provide certain services on real estate activities to the Company on an ongoing basis.

The Company has service agreements with its affiliates ZIC, Farmers New World Life (“FNWL”), Zurich American Insurance Company (“ZAIC”), and ZALICONY for each to perform administrative services reasonably necessary in the ordinary course of business.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The Company has an investment advisory service agreement with its affiliate, Zurich Investment Services Ltd. (“ZIS”) and ZGIM, to perform investment advisory services reasonably necessary in the ordinary course of business.

The Company has a customer service level overview agreement with its affiliate, ZFUS Services, LLC (“ZFUS”), for ZFUS to provide management, administrative and general services.

The Company had a service agreement with its affiliate, Disability Management Services, Inc. (“DMS”), pursuant to which DMS provided the Company certain claim administration and related services. The service agreement was terminated in April 2019.

The Company has a service agreement with its affiliate, Zurich Life Insurance Company Ltd (“ZLIC”), for the Company to provide referral, sales support and other administrative services for ZLIC.

The Company has a service agreement with The Zurich Services Corporation (“ZSC”) pursuant to which the Company receives services from ZSC that may include claim services, risk engineering services, care center services and other services.

The Company has a service agreement with its affiliate, Zurich Services US LLC (“ZSUS”), for ZSUS to provide human resources services, administrative and general services.

The Company has a Multilateral Data Protection Agreement for Data Transfers in Business Systems with ZIG. The agreement governs the handling of personal data sent cross border within the Zurich global organization.

Refer to footnote 8 for the disclosure regarding the Company’s reinsurance activities with affiliates.

7. Life Reserves

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in aggregate, reserves that are greater than or equal to the minimum required by the Illinois Department of Insurance. The aggregate reserves for life policies and contracts have been computed primarily utilizing the CARVM based on the statutory maximum valuation interest rates and minimum statutory mortality rates which were allowed by state authorities at the time the policies were issued.

Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined by formulas in accordance with the NAIC Annual Statement Instructions.

For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest multiplied by the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The reconciliation of total actuarial reserves and other liabilities as of December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020	2019
Policy Liabilities in the General Account
Life insurance	$299,269	$293,816
Accidental death benefits	1	1
Disability - active lives	90	99
Disability - disabled lives	—	—
Accident and health	—	10,402
Annuities (excluding supplementary contracts)	92,584	90,482
Supplementary contracts with life contingencies	212,840	202,275
Liability for deposit-type contracts	4,653	16,485
Miscellaneous reserves	1,068	1,078
Claims and benefits payable to policyholders	72,017	68,613

Total policy liabilities	682,522	683,251

Policy Liabilities in the Separate Account
Life insurance	12,118,505	11,820,091
Annuities (excluding supplementary contracts)	2,312,690	2,012,583
Supplementary contracts including life contingencies	2,353	2,282
Liability for deposit-type contracts	301	317
Other liabilities	31,980	31,443

Total separate accounts	14,465,829	13,866,716

Total policy liabilities	$15,148,351	$14,549,967

The Company’s universal life policies with secondary guarantees (“SGUL policies”) in force at December 31, 2020, were calculated under Actuarial Guideline XXXVIII (“AG38”), paragraphs 8D and 8E, which take into account the shadow accounts used for the lapse protection. In addition, a single deterministic projection was run as required in AG38 paragraph 8D, which was required for policies issued through December 31, 2012. This is a gross premium valuation using best estimate assumptions plus conservative margins; the asset assumptions include limitations with respect to the particular assets and asset yields.

The gross premium valuation was used for policies issued prior to December 31, 2012, since it exceeded the formulaic reserve. The Company’s gross reserves for all SGUL policies were $86,760,000 and $78,009,000 as of December 31, 2020 and 2019, respectively. The Company cedes 100% of this business to ZIC.

In June 2016, the NAIC adopted a recommendation to activate a PBR approach for life insurance products in order to more accurately reflect the risks or costs of the liability or obligations of the insurer. During 2020, the Company implemented PBR for individual life policies under VM-20 with issue dates of January 1, 2020 and later. Due to the Company’s reinsurance agreements currently in place, there was no net impact to the Company.

The Company also implemented PBR for variable annuity contracts and certain other policies and contracts under VM-21 for all contracts in force. Due to the Company’s reinsurance agreements currently in place, the Company has only retained $3.9 million of such reserves as of December 31, 2020. The valuation methodology

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

used to value certain variable annuity reserves prior to the adoption of PBR was Actuarial Guideline 43 (“AG43”). The Company did not elect the 36-month phase-in period option provided in VM-21.

Analysis of General Account Life Actuarial Reserves by Withdrawal Characteristics

Life actuarial reserves by withdrawal characteristics as of December 31, 2020 were as follows:

(in thousands of dollars)

2020
General Account	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values or policy loans:
1. Term policies with cash value	$—	$—	$—
2. Universal life	312,973	311,561	322,378
3. Universal life with secondary guarantees	33,041	23,756	86,760
4. Indexed universal life	494,770	367,600	493,611
5. Indexed universal life with secondary guarantees	—	—	—
6. Indexed life	—	—	—
7. Other permanent cash value life insurance	28,641	28,641	30,702
8. Variable life	—	—	—
9. Variable universal life	197,064	197,064	200,597
10. Miscellaneous reserves	—	—	5,938
B. Not subject to discretionary withdrawal or no cash values:
1. Term policies with cash value	—	—	76,891
2. Accidental death benefits	—	—	—
3. Disability - active lives	—	—	102
4. Disability - disabled lives	—	—	168
5. Miscellaneous reserves	—	—	11,742

C. Total (gross: direct + assumed)	1,066,489	928,622	1,228,889
D. Reinsurance ceded	815,202	677,335	928,461

E. Total (net) * (C)-(D)	$251,287	$251,287	$300,428

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)

2020
Separate Account Nonguaranteed	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values or policy loans:
1. Term policies with cash value	$—	$—	$—
2. Universal life	—	—	—
3. Universal life with secondary guarantees	—	—	—
4. Indexed universal life	—	—	—
5. Indexed universal life with secondary guarantees	—	—	—
6. Indexed life	—	—	—
7. Other permanent cash value life insurance	—	—	—
8. Variable life	—	—	—
9. Variable universal life	12,118,505	12,118,505	12,118,505
10. Miscellaneous reserves	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
1. Term policies with cash value	—	—	—
2. Accidental death benefits	—	—	—
3. Disability - active lives	—	—	—
4. Disability - disabled lives	—	—	—
5. Miscellaneous reserves	—	—	—

C. Total (gross: direct + assumed)	12,118,505	12,118,505	12,118,505
D. Reinsurance ceded	—	—	—

E. Total (net) * (C)-(D)	$12,118,505	$12,118,505	$12,118,505

The reconciliation of life actuarial reserves by type as of December 31, 2020 were as follows:

(in thousands of dollars)	2020
Life Actuarial Reserves
Life insurance	$299,269
Accidental death benefits	1
Disability - active lives	90
Disability - disabled lives	—
Miscellaneous reserves	1,068

Total life	$300,428

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2020 were as follows:

(in thousands of dollars) 2020 Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With market value adjustment	$63,183	$7,461	$—	$70,644	1.97%
2. At book value less surrender charge of 5% or more	5,477	—	—	5,477	0.15%
3. At fair value	—	—	1,608,825	1,608,825	44.90%

4. Total with adjustment or at market value (total of 1 through 3)	68,660	7,461	1,608,825	1,684,946	47.02%
5. At book value without adjustment (minimal or no charge or adjustment)	1,515,391	—	—	1,515,391	42.29%
B. Not subject to discretionary withdrawal	380,619	—	2,353	382,972	10.69%

C. Total (gross: direct + assumed)	1,964,670	7,461	1,611,178	3,583,309	100.00%

D. Reinsurance ceded	1,739,702	—	—	1,739,702

E. Total (net) * (C)-(D)	$224,968	$7,461	$1,611,178	$1,843,607

Annuities (excluding supplementary contracts)	$12,128	$7,461	$1,608,825	$1,628,414
Supplementary contracts with life contingencies	212,840	—	2,353	215,193

Total (net)	$224,968	$7,461	$1,611,178	$1,843,607

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars) 2020 Group Annuities	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	0.00%
2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%
3. At fair value	—	—	696,405	696,405	63.82%

4. Total with adjustment or at market value (total of 1 through 3)	—	—	696,405	696,405	63.82%
5. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0.00%
B. Not subject to discretionary withdrawal	394,814	—	—	394,814	36.18%

C. Total (gross: direct + assumed)	394,814	—	696,405	1,091,219	100.00%

D. Reinsurance ceded	314,358	—	—	314,358

E. Total (net) * (C)-(D)	$80,456	$—	$696,405	$776,861

Annuities (excluding supplementary contracts)	$80,456	$—	$696,405	$776,861
Supplementary contracts with life contingencies	—	—	—	—

Total (net)	$80,456	$—	$696,405	$776,861

(in thousands of dollars) 2020 Deposit-Type Contracts	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	0.00%
2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%
3. At fair value	—	—	—	—	0.00%

4. Total with adjustment or at market value (total of 1 through 3)	—	—	—	—	0.00%
5. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0.00%
B. Not subject to discretionary withdrawal	34,914	301	—	35,215	100.00%

C. Total (gross: direct + assumed)	34,914	301	—	35,215	100.00%

D. Reinsurance ceded	30,261	—	—	30,261

E. Total (net) * (C)-(D)	$4,653	$301	$—	$4,954

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Variable Annuities with Guaranteed Living Benefits

The Company’s variable annuities with guaranteed living benefits for DESTINATIONS products at December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	Guaranteed Living Benefits
Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held – Net	Reinsurance Ceded
December 31, 2020
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$669,529	$3,852	$285,563

December 31, 2019
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$631,166	$1,876	$300,214

The GRIB base is the greatest of account value, greatest anniversary value or net deposits accumulated at 5%. As of December 31, 2020 and 2019, the Company ceded $228,451,000 and $239,056,000 of this business to ZIC.

8. Reinsurance

The Company has assumed and ceded business using yearly renewable term contracts, accidental death and disability contracts and coinsurance contracts. The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded and is not relieved of its obligations to the extent any reinsurer does not meet its obligation to the Company.

Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk and evaluates the financial condition of its reinsurers and concentration of credit risk of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

There was $316,852 and $52,320 of reinsurance in unauthorized and certified companies in 2020 and 2019, respectively. There was no reinsurance in unauthorized and certified companies in 2018.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The following is a breakdown of direct, assumed and ceded premiums by major affiliated and unaffiliated insurance companies for the years ended December 31, 2020, 2019 and 2018:

(in thousands of dollars)	2020	2019	2018
Direct and assumed premiums:	$952,090	$960,281	$444,867
Ceded premiums:
Affiliated insurance companies	(125,889)	184,560	(454,062)
Unaffiliated insurance companies	(212,101)	(85,059)	(79,216)

Total premiums ceded	(337,990)	99,501	(533,278)

Premiums and annuity considerations	$614,100	$1,059,782	$(88,411)

Breakdown of ceded premiums:
Affiliated insurance companies:
ZIC:
Recapture of CLP liabilities	$95,624	$—	$—
All other activity	(213,215)	(215,986)	(133,695)
ZIBB:
Termination of reinsurance agreement	—	405,847	—
All other activity	(8,298)	(5,301)	(320,367)

Affiliated insurance companies	$(125,889)	$184,560	$(454,062)

Unaffiliated insurance companies:
Aflac	$(122,673)	$—	$—
Protective Life	(75,244)	(73,573)	(68,592)
All others	(14,184)	(11,486)	(10,624)

	$(212,101)	$(85,059)	$(79,216)

As of December 31, 2020, 2019 and 2018, amounts assumed from unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2020	2019	2018
Premiums assumed	$333	$149	$303
Benefits assumed	164	154	176
Reserves assumed	36	36	2,343

The Company did not assume any amounts from affiliated insurance companies during 2020, 2019 or 2018.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

As of December 31, 2020, 2019 and 2018, amounts associated with reinsurance reserves ceded to affiliated and unaffiliated insurance companies, including the related collateral held for such reserves for life, annuity and disability products were as follows:

(in thousands of dollars)	2020	2019	2018
Reserves ceded as of December 31,
Affiliated insurance companies	$1,122,344	$1,092,448	$1,079,540
Unaffiliated insurance companies	1,980,578	1,944,229	1,993,084

Total reserves ceded	$3,102,922	$3,036,677	$3,072,624

Breakdown of total reserves ceded by liability type:
Individual annuities	$1,739,702	$1,762,215	$1,887,651
Group annuities	314,358	332,585	301,831
Deposit-type contracts	30,261	31,586	32,657
Life contract actuarial reserves	928,461	852,006	827,405
Accident and health	90,140	58,285	23,080

Total reserves ceded	$3,102,922	$3,036,677	$3,072,624

Breakdown of total reserves ceded by key reinsurer:
Affiliated insurance companies:
ZIC:
Variable universal life liabilities	$561,935	$469,128	$416,103
Variable annuity liabilities	240,719	250,304	261,595
GRIB liabilities	228,451	239,056	282,081
SGUL liabilities	86,760	78,009	73,423
CLP liabilities	4,479	55,951	20,133
ZIBB:
Terminated reinsurance agreement	—	—	26,205

Total affiliated insurance companies	$1,122,344	$1,092,448	$1,079,540

Unaffiliated insurance companies:
Protective Life	$1,759,852	$1,801,460	$1,852,383
Fidelity Life Association (“FLA”)	75,386	78,771	83,410
Aflac	84,789	—	—
All others	60,551	63,998	57,291

Total unaffiliated insurance companies	$1,980,578	$1,944,229	$1,993,084

Collateral held for total reserves ceded:
ZIC Security Trust account	$1,242,134	$1,183,191	$1,148,310
Protective Life Security Trust account	1,811,235	1,717,850	1,720,492
All other third party trust accounts	1,311	2,549	4,604
All other third party letters of credit	6,500	6,000	5,500
FLA	—	—	—
Aflac	—	—	—

ZIC established a Security Trust account for the exclusive benefit of the Company. The Bank of New York is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit assumed by ZIC. The basis of the valuation of all collateral held is market value.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

The collateral for the GRIB liabilities provided by ZIC, and the related list of assets held for the benefit of ZIC, as of December 31, 2020 and 2019 are as follows:

(in thousands of dollars)
2020
ZIC	Variable Annuities Reserve Credit	Total Collateral
Bonds	$228,451	$1,011,227
Equities (STIF)	—	24,788
Money market	—	999
Unconditional letters of credit	—	205,120

Total assets - for the benefit of the cedent	$228,451	$1,242,134

(in thousands of dollars)
2019
ZIC	Variable Annuities Reserve Credit	Total Collateral
Bonds	$239,056	$960,099
Equities (STIF)	—	30,096
Money market	—	1,896
Unconditional letters of credit	—	191,100

Total assets - for the benefit of the cedent	$239,056	$1,183,191

The face amount of insurance in force associated with reinsurance ceded to affiliated and unaffiliated insurance companies for life insurance in force at December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020	2019
Direct and assumed	$90,886,913	$88,670,918

Ceded to
Affiliated insurance companies	$52,369,085	$68,362,243
Unaffiliated insurance companies	25,108,123	5,706,048

Total ceded	$77,477,208	$74,068,291

As of December 31, 2020, 2019 and 2018, amounts associated with reinsurance benefits ceded to affiliated and unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2020	2019	2018
Benefits ceded to affiliated insurance companies	$70,912	$65,018	$254,728
Benefits ceded to unaffiliated insurance companies	308,504	292,542	308,247

Total benefits ceded	$379,416	$357,560	$562,975

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

ZIC and ZIBB

On November 17, 2006, and as amended on December 22, 2008, the Company entered into a reinsurance agreement with ZIC (“ZIC Agreement”) to reinsure the net amounts at risk for the GRIB options and other related life and annuity reserves related to the Company’s DESTINATIONS product for policies issued from May 1, 2000 through February 28, 2003.

On September 30, 2013, the Company and ZIC entered into a reinsurance treaty in which the Company ceded 100% of its universal life business issued after January 1, 2010. The treaty is retrospective, covering all Independent Financial Advisors (“IFA”) in-force policies from inception.

To facilitate the sale of the CLP business to Aflac, ZALICO recaptured CLP net liabilities previously ceded to ZIC as of November 2, 2020. On a pre-tax basis, ZALICO recorded ceded premiums of $95.6 million (which included $82.2 million of cash transferred from ZIC equal to the net liabilities recaptured), $93.8 million of claims incurred, and other expenses of $1.9 million. In exchange, ZALICO paid ZIC a recapture fee of $88.7 million.

Further, the Company has several reinsurance agreements with ZIC covering the Company’s individual life and group life, accidental death and disability businesses.

The Company entered into a reinsurance treaty with ZIBB in June 2002. Under the terms of the agreement, the Company ceded 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. On January 1, 2019, the reinsurance treaty with ZIBB was terminated. Under this new arrangement with ZIBB, ZALICO assumed back the responsibility to pay all death benefit payments for certain of the Company’s group variable life insurance contracts. As a result of the termination of the agreement, the Company received premiums of $405.8 million and recorded $91.1 million in death benefits and $314.7 million in expenses related to experience rated refunds during 2019. The Company also received cash and securities in 2019 of $405.8 million and recorded a liability for the provision for experience rated refunds of $405.8 million.

The Company’s affiliated reinsurance transactions with ZIC and ZIBB have all been approved by the Illinois Department of Insurance.

Aflac

On March 19, 2020, an agreement was executed between the Companies, ZHCA, ZIC, Aflac and Aflac NY to sell the Companies’ CLP business. The transaction closed on November 2, 2020. Part of the transaction required the recapture of CLP net liabilities previously ceded to ZIC as of the closing date, as discussed above. Subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of November 2, 2020.

Protective Life Insurance Company

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to a former affiliate, FKLA. In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One. On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

On July 3, 2006, Protective Life purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

The initial ceding commission on the coinsurance agreement with Protective Life was $120 million. This initial ceding commission was not transferred to the Company from Protective Life, but rather was withheld from the assets transferred from the Company to Protective Life as part of the transferred coinsurance assets. As of December 31, 2020 and December 31, 2019, the remaining balance of the initial ceding commission amounted to $4.7 million and $5.1 million, respectively. The remaining balance of the initial ceding commission, net of tax, and the IMR related to the transferred coinsurance assets reflected in surplus, are being amortized into operations. Amortization of the initial ceding commission was approximately $370,000, $339,000 and $341,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Amortization of the IMR related to the transferred coinsurance assets was approximately $208,000, $191,000 and $192,000 for the years ended December 31, 2020, 2019 and 2018, respectively.

As part of the coinsurance agreement with Protective Life, most reinsurance agreements with outside reinsurers were novated to Protective Life as part of the Purchase Agreement. As of December 31, 2020, and 2019, the Company’s separate account assets subject to the coinsurance agreement with Protective Life were approximately $1,054,591,000 and $989,047,000, respectively.

A Security Trust Account was established for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by Protective Life, adjusted on a quarterly basis. Protective Life is required to maintain the Security Trust Account until the Company’s general account statutory reserves of the Reinsured Policies are $400,000,000 or less.

Fidelity Life Association

As part of the overall Protective Life transaction, the Company also entered into a reinsurance agreement with Fidelity Life Association (“FLA”) related to certain fixed-rate annuity liabilities. FLA is a mutual insurance company which was an affiliate of FKLA.

9. Capital and Surplus

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the Illinois Department of Insurance is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the Illinois Department of Insurance. The Company did not pay any dividends in 2020, 2019 or 2018. The Company has no surplus debentures. The Company also has no restrictions on surplus or any stock held by the Company for any special purposes.

10. Retirement Plans and Other Post Retirement Benefits Plans

Consolidated/Holding Company Plans

Effective in 2004, the Company’s employees began participating in a qualified, noncontributory defined benefit pension plan sponsored by ZAIC.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

11. Separate Accounts

General Nature and Characteristics of Separate Accounts

The assets and liabilities of the Company’s Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding flexible payment, individual and group variable annuity contracts, market value adjusted deferred annuity contracts, variable supplemental contracts and individual and group variable life insurance contracts for the exclusive benefit of variable annuity contract holders and variable life insurance policy holders.

The Company receives fees from the Separate Accounts which consist of charges for mortality and expense risk, certain minimum guaranteed death benefits, certain guaranteed retirement benefits, record maintenance fees and other administrative charges. The Company also retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The negative liability for transfers to Separate Accounts due or accrued amounted to $191,000 and $524,000 as of December 31, 2020 and 2019, respectively, which represents CARVM.

The assets and liabilities of the Separate Accounts are carried at fair value, which is based upon the net asset value, at December 31, 2020 and 2019.

The Company has marketed non-registered individual and group variable life policies and a series of individual and group variable annuity contracts. This business impacted premiums, separate accounts fees, net transfers to separate accounts, insurance taxes, licenses and fees and income tax expense. The non-registered products also have premium tax and deferred acquisition costs (“DAC”) tax expense load charges which are deducted from the contract holder’s premiums to compensate the Company for premium taxes and DAC tax expenses incurred by the Company.

Under statutory accounting, transfers to the separate accounts are reported net of premium and DAC tax loads. There is a corresponding offset to the premium tax load in insurance taxes, licenses and fees.

Certain separate account products have guarantees that are backed by the general accounts. The Company has entered into reinsurance agreements for all of this guaranteed business. At the end of December 31, 2020, the general account of the Company had a maximum guarantee for the separate account liabilities of $43.91 billion. To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

(in thousands of dollars)
Risk Charges
2020	$462,893
2019	347,628
2018	327,395
2017	314,364
2016	293,339

As all of the guarantees have been reinsured, the above risk charges have also been ceded.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

Information regarding the reserves included in the separate accounts of the Company as of December 31, 2020 and 2019 were as follows:

(in thousands of dollars)	2020
	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2020	$—	$239	$—	$613,296	$613,535
Reserves at December 31, 2020 for accounts with assets at:
Fair value	—	6,640	—	14,459,189	14,465,829
Amortized cost	—	—	—	—	—

Total reserves	$—	$6,640	$—	$14,459,189	$14,465,829

By withdrawal characteristics:
With market value adjustment	$—	$6,640	$—	$—	$6,640
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	14,459,189	14,459,189
At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	$—	$6,640	$—	$14,459,189	$14,465,829
Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$6,640	$—	$14,459,189	$14,465,829

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

(in thousands of dollars)	2019
	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2019	$—	$111	$—	$645,230	$645,341
Reserves at December 31, 2020 for accounts with assets at:
Fair value	—	6,703	—	13,860,013	13,866,716
Amortized cost	—	—	—	—	—

Total reserves	$—	$6,703	$—	$13,860,013	$13,866,716

By withdrawal characteristics:
With market value adjustment	$—	$6,703	$—	$—	$6,703
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	13,860,013	13,860,013
At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	$—	$6,703	$—	$13,860,013	$13,866,716
Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$6,703	$—	$13,860,013	$13,866,716

The following is a reconciliation of net transfers from the Company’s separate accounts for the years ended December 31, 2020, 2019 and 2018:

(in thousands of dollars)	2020	2019	2018
Transfers as reported in the summary of operations of the separate accounts annual statement
Transfers to separate accounts	$664,017	$716,833	$283,106
Transfers from separate accounts	(240,220)	(582,557)	(215,693)

Net transfers from separate accounts	423,797	134,276	67,413
Reconciling adjustments
Experience rated refunds reinvested in separate accounts	(44,280)	(58,913)	(58,854)
Change in termination value of separate accounts	(49)	(170)	(376)
Separate accounts trading loss	(2)	—	(158)
Transfers required to support benefits	7,503	804	(377)
Fee income from premium taxes and other DAC tax charges	(9,903)	(7,415)	4,119
Other	(163)	1,461	46

Net transfers from separate accounts as reported in the statement of operations	$376,903	$70,043	$11,813

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

12. Premiums Due and Deferred

Gross due and deferred premiums represent life insurance premiums due to be received from policyholders through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

Due and deferred premiums at December 31, 2020 and 2019 are as follows:

(in thousands of dollars)	2020		2019
	Gross	Net	Gross	Net
Ordinary renewal	$5,626	$5,302	$5,442	$5,029
Group life	4,880	4,880	531	531
Accident and health	5,961	5,961	3,917	3,917
Nonadmitted assets	(27)	(27)	—	—

	$16,440	$16,116	$9,890	$9,477

13. Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. The Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position.

14. Subsequent Events

The Company has evaluated subsequent events through April 23, 2021, the date the financial statements were available to be issued.

15. Reconciliation to Statutory Statement

As of December 31, 2020, there is no difference between the audited Statutory Financial Statements and the Annual Statement within the balance sheet.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2020, 2019 and 2018

As of December 31, 2019, there is a difference between the audited Statutory Financial Statements and the Annual Statement within the balance sheet. The items noted below were primarily related to reclassification of items on the balance sheet and income statement.

	As reported in 2019 annual statement	Adjustments	As reported in audited statutory financial statements
Liabilities and Capital Stock and Surplus:
Payable to affiliates	$12,940,936	$135,000	$13,075,936
Funds held under coinsurance	2,714,829	(135,000)	2,579,829
Total liabilities excluding Separate Accounts business (Line 1 to 25)	1,168,396,583	—	1,168,396,583
Total liabilities	15,035,113,049	—	15,035,113,049
Change in nonadmitted assets	(12,192,944)	(518,000)	(12,710,944)
Change in net deferred tax asset	12,411,664	518,000	12,929,664
Unassigned funds - surplus	(718,250,507)	—	(718,250,507)
Total capital & surplus	166,218,877	—	166,218,877

Statement of Operations:
Federal and foreign income taxes incurred	$896,728	$518,000	$1,414,728
Net loss from oper after policyholder div’s and FIT	(48,351,223)	(518,000)	(48,869,223)
Net income (Line 33 + 34)	(297,299)	—	(297,299)

Supplemental Schedules

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2020

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

Life insurance in force	2020
Industrial	$—

Ordinary	$1,206,088,000

Credit life	$—

Group life	$12,203,616,000

Amount of additional accidental death benefits in force under ordinary policies	$2,771,000

Supplemental contracts in force
Ordinary – not involving life contingencies
Amount on deposit	$—

Income payable	$3,387,825

Ordinary – involving life contingencies
Income payable	$53,839,208

Group – not involving life contingencies
Amount on deposit	$—

Income payable	$—

Group – involving life contingencies
Income payable	$—

Annuities
Ordinary
Immediate – amount of income payable	$139,917

Deferred – fully paid – account balance	$96,099,748

Deferred – not fully paid – account balance	$2,921,115,048

Group
Amount of income payable	$—

Fully paid – account balance	$—

Not fully paid – account balance	$881,112,351

Accident and health premiums in force
Group	$57,149,005

Credit	$—

Other	$11,041

Deposit funds and dividend accumulations
Deposit funds – account balance	$10,527,088

Dividend accumulations – account balance	$—

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2020

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

Investment income earned	2020
U.S. government bonds	$4,564,377
Other fixed maturities (unaffiliated)	21,780,728
Preferred stocks (unaffiliated)	—
Contract loans	6,324,738
Cash, cash equivalents and short-term investments	426,805
Aggregate write-ins for investment income	36

Gross investment income	$33,096,684

Fixed Maturities and short-term investments, by NAIC designation and maturity	2020
Fixed Maturities by maturity – statement value
Due within 1 year or less	$113,843,888
Over 1 year through 5 years	471,953,014
Over 5 years through 10 years	302,994,295
Over 10 years through 20 years	81,530,422
Over 20 years	43,391,178

Total by maturity	$1,013,712,797

Fixed Maturities by NAIC designation – statement value
NAIC – 1	$804,966,530
NAIC – 2	200,441,380
NAIC – 3	8,304,886
NAIC – 4	—
NAIC – 5	—
NAIC – 6	1

Total by NAIC designation	$1,013,712,797

Total fixed maturities publicly traded	$871,572,182

Total fixed maturities privately traded	$142,140,615

Short-term investments – book value	$4,285,097

Cash on deposit	$(1,878,361)

Zurich American Life Insurance Company

Supplemental Summary Investment Schedule

December 31, 2020

The Company’s gross investment holdings as filed with the 2020 Annual Statement are $1,319,515,763.

	2020
	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Bond
U.S. governments	$344,033,423	26.07%	$344,033,423	26.07%
All other governments	18,769,560	1.42%	18,769,560	1.42%
U.S. states, territories and possessions, etc. guaranteed	112,434	0.01%	112,434	0.01%
U.S. political subdivisions of states, territories, and possessions, guaranteed	4,350,714	0.33%	4,350,714	0.33%
U.S. special revenue and special assessment obligations, etc., non-guaranteed	97,350,897	7.38%	97,350,897	7.38%
Industrial and miscellaneous	544,517,901	41.27%	544,517,901	41.27%
Hybrid securities	292,773	0.02%	292,773	0.02%
Common Stock
Parent, subsidiaries and affiliates, publicly traded	20,177,074	1.53%	20,177,074	1.53%
Cash, Cash Equivalents, and Short-term investments
Cash	(1,878,361)	-0.14%	(1,878,361)	-0.14%
Cash equivalents	103,732,083	7.86%	103,732,083	7.86%
Short-term investments	4,285,097	0.32%	4,285,097	0.32%
Contract loans	183,093,853	13.88%	183,093,853	13.88%
Receivables for securities	678,315	0.05%	678,315	0.05%

Total invested assets	$1,319,515,763	100%	$1,319,515,763	100%

Zurich American Life Insurance Company

Supplemental Investment Risk Interrogatories

December 31, 2020

The Company’s total admitted assets, excluding separate account assets, as filed in the 2020 Annual Statement were $1,441,080,744.

The Company’s 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	2020
Investments	Amount	Percentage of Total Admitted Assets
ZALICONY	$20,177,074	1.40%
JPMORGAN CHASE & COMPANY	11,301,348	0.78%
FNCL POOL FM5242/FM5222/FM5214	10,607,677	0.74%
WELLS FARGO & COMPANY	7,762,173	0.54%
AT&T INCORPORATED	7,293,224	0.51%
MORGAN STANLEY	6,599,916	0.46%
BANK OF AMERICA CORPORATION	6,502,465	0.45%
CITIGROUP INCORPORATED	6,478,841	0.45%
BERKSHIRE HATHAWAY INCORPORATED	5,909,423	0.41%
INTL BK RECON & DEVELOP / INTL FINANCE CORPORATION	5,707,277	0.40%

The amounts and percentages of the Company’s total admitted assets held in fixed maturities and preferred stocks by NAIC rating are as follows:

	2020
	Amount	Percentage
Fixed Maturities
NAIC – 1	$804,966,530	55.86%
NAIC – 2	200,441,380	13.91%
NAIC – 3	8,304,886	0.58%
NAIC – 4	—	0.00%
NAIC – 5	—	0.00%
NAIC – 6	1	0.00%

	$1,013,712,797

Preferred stocks
P/RP-1	$—	0.00%
P/RP-2	—	0.00%
P/RP-3	—	0.00%
P/RP-4	—	0.00%
P/RP-5	—	0.00%
P/RP-6	—	0.00%

	$—

Zurich American Life Insurance Company

Supplemental Investment Risk Interrogatories

December 31, 2020

The Company holds admitted assets in foreign investments of $65,862,751 or 5% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	2020
	Amount	Percentage of Total Admitted Assets
Countries rated NAIC – 1	$48,280,937	3.35%
Countries rated NAIC – 2	—	0.00%
Countries rated NAIC – 3 or below	17,581,814	1.22%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	2020
Countries Rated NAIC – 1	Amount	Percentage of Total Admitted Assets
Cayman Islands	$9,205,608	0.64%
Australia	7,235,398	0.50%

Countries Rated NAIC – 2 or below
	$—	0.00%

Countries Rated NAIC – 3 or below
Supranational - THE WORLD BANK GROUP	$5,707,277	0.40%
Supranational - INTER-AMERICAN DEVELOPMENT BANK	5,418,964	0.38%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s 10 largest nonsovereign foreign issues and related percentages of total admitted assets are listed below:

		2020
NAIC Rating		Amount	Percentage Total Assets
1.A FE	INTL FINANCE CORP/ INTL BK RECON & DEVELOP	$5,707,277	0.40%
1.A FE	INTER-AMERICAN DEVELOPMENT BANK	5,418,964	0.38%
1.A FE	AFRICAN DEVELOPMENT BANK	4,392,429	0.30%
1.F FE	FEDERATION CENTRES LIMITED	3,900,153	0.27%
1.F FE	HSBC HOLDINGS PLC	3,310,427	0.23%
1.G FE	MIZUHO FINANCIAL GROUP INCORPORATED	3,028,099	0.21%
2.B	CORBION NV	3,000,126	0.21%
2.C	INFINEON TECHNOLOGIES AG	2,999,865	0.21%
1.E FE	BPCE SA	2,043,721	0.14%
1.G FE	SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED	1,719,590	0.12%

Question 11 The Company has $7,821,632 of Canadian investments.

Zurich American Life Insurance Company

Supplemental Investment Risk Interrogatories

December 31, 2020

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company’s 10 largest equity interests and related percentages of total admitted assets are listed below:

	2020
Issuer	Amount	Percentage Total Assets
Zurich American Life Insurance Company of New York	$20,177,074	1.40%

Question 14 The Company’s investments in nonaffiliated, privately placed equity securities are listed below:

	2020
Fund Manager	Total Invested	Diversified	Nondiversified
FEDERATED HERMES	$31,187,639	$31,187,639	$—
JPMORGAN CHASE & CO	23,153,342	23,153,342	—
FIDELITY	20,283,609	20,283,609	—
GOLDMAN SACHS GROUP	16,219,523	16,219,523	—
STATE STREET	12,887,970	12,887,970	—

Question 15 is not applicable as the Company does not hold any investments in general partnership interests.

Questions 16 and 17 are not applicable as the Company does not hold any mortgage loans.

Question 18 is not applicable as the Company does not hold any real estate investments.

Question 19 is not applicable as the Company does not hold any investments in mezzanine real estate loans.

Question 20 is not applicable as the Company does not hold any investments in securities lending.

Question 21 is not applicable as the Company does not hold any warrants not attached to other financial instruments, options, caps or floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes  ☐    No  ☒

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes  ☐    No  ☒

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes  ☐    No  ☒

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2020

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:		Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period[1]	Yes No	☐ ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No	☐ ☒		N/A

[1]

This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under SSAP and as a deposit under US GAAP; or

Yes  ☐    No  ☐    N/A  ☒

(b)	Accounted for that contract as reinsurance under US GAAP and as a deposit under SSAP?

Yes  ☐    No  ☐    N/A  ☒

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